                                                                         ANNEX A

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The schedule and tables appearing in this Annex A set forth certain information with respect to the Mortgage Loans and Mortgaged Properties. Unless
otherwise indicated, such information is presented as of the Cut-off Date. The statistics in such schedule and tables were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. Such information and operating statements were generally unaudited and have not been independently verified by the Depositor or any Underwriter, or any of their respective affiliates or any other person. All numerical and statistical information presented in this prospectus supplement are calculated as described under "Summary of Prospectus Supplement--Mortgage Loans--Certain
Mortgage Loan Calculations".

     For purposes of the prospectus supplement, including the schedule and tables in this Annex A, the indicated terms shall have the following meanings and the schedules and tables in this Annex A will be qualified by the following:

          1. "Administrative Fee Rate" means the sum of the Master Servicing Fee
     Rate (including the per annum rates at which the monthly sub-servicing fee is payable to the related Sub-Servicer (the "Sub-Servicing Fee Rate")), plus the per annum rate applicable to the calculation of the Trustee Fee.

          2. "Annual Debt Service" means the amount derived by multiplying the
     Monthly Payment set forth for each Mortgage Loan in this Annex A by twelve.
     For purposes of calculating the "Annual Debt Service" for Loan Nos. 58484,
     58499, 58545, 58546, 58564, 58583 and 58587, the amount of the Monthly
     Payment is calculated based upon (a) the related interest rate, (b) a 360 month amortization term and (c) the related original principal balance. For purposes of calculating the "Annual Debt Service" for Loan No. 58318 amount shown on Annex A represents the average interest and principal payment for the first 12 payment periods beginning on the first payment date of such
     Mortgage Loan as set forth in Annex F.

          3. "Appraisal Value" means, for any Mortgaged Property, the appraiser's value as stated in the appraisal available to the Depositor as of the date specified on the schedule.

          4. "Balloon" means a loan that has a significant outstanding balance at maturity.

          5. "Cash Flow" means with respect to any Mortgaged Property, the total cash flow available for Annual Debt Service on the related Mortgage Loan, generally calculated as the excess of Revenues over Expenses, capital expenditures and tenant improvements and leasing commissions.

               (i) "Revenues" generally consist of certain revenues received in respect of a Mortgaged Property, including, for example, (A) for the
          Multifamily Mortgaged Properties, rental and other revenues; (B) for the Commercial Mortgaged Properties, base rent (less mark-to-market adjustments in some cases), percentage rent, expense reimbursements and other revenues; and (C) for hotel Mortgaged Properties, guest room rates, food and beverage charges, telephone charges and other revenues.

               (ii) "Expenses" generally consist of all expenses incurred for a
          Mortgaged Property, including for example, salaries and wages, the costs or fees of utilities, repairs and maintenance, marketing, insurance, management, landscaping, security (if provided at the
          Mortgaged Property) and the amount of real estate taxes, general and administrative expenses, ground lease payments, and other costs but without any deductions for debt service, depreciation and amortization or capital expenditures therefor. In the case of hotel Mortgaged
          Properties, Expenses include, for example, expenses relating to guest rooms (hotels only), food and beverage costs, telephone bills, and rental and other expenses, and such operating expenses as general and administrative, marketing and franchise fees.

     In certain cases, Full Year Cash Flow, Most Recent Cash Flow and/or U/W
Cash Flow have been adjusted by removing certain non-recurring expenses and revenue or by certain other

                                       A-1

normalizations. Such Cash Flow does not necessarily reflect accrual of certain costs such as capital expenditures and leasing commissions and does not reflect non-cash items such as depreciation or amortization. In some cases, capital expenditures and non-recurring items may have been treated by a borrower as an expense but were deducted from Most Recent Expenses, Full Year Expenses or U/W
Expenses to reflect normalized Most Recent Cash Flow, Full Year Cash Flow or U/W
Cash Flow, as the case may be. The Depositor has not made any attempt to verify the accuracy of any information provided by each borrower or to reflect changes that may have occurred since the date of the information provided by each borrower for the related Mortgaged Property. Such Cash Flow was not necessarily determined in accordance with generally accepted accounting principles ("GAAP").
Such Cash Flow is not a substitute for net income determined in accordance with
GAAP as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Moreover, in certain cases such Cash Flow may reflect partial-year annualizations.

          6. "Cut-off Date Loan-to-Value Ratio", "Cut-off Date LTV Ratio" or
     "Cut-off Date LTV" means, with respect to any Mortgage Loan, the Cut-off
     Date Balance of such Mortgage Loan divided by the Appraisal Value of the related Mortgaged Property.

          7. "DEFEASANCE" means, with respect to any Mortgage Loan, that such
     Mortgage Loan is subject to a Defeasance Option.

          8. "Discount Rate" means, with respect to any prepayment premium calculation, the yield on the U.S. Treasury issue with a maturity date closest to the maturity date for the Mortgage Loan being prepaid, or an interpolation thereof.

          9. "Full Year End Date" means, with respect to each Mortgage Loan, the date indicated in Annex A as the "Full Year End Date" with respect to such
     Mortgage Loan, which date is generally the end date with respect to the period covered by the latest available annual operating statement provided by the related borrower.

          10. "Full Year Cash Flow" means, with respect to any Mortgaged
     Property, the Cash Flow derived therefrom that was available for debt service, calculated as Full Year Revenues less Full Year Expenses, Full
     Year capital expenditures and Full Year tenant improvements and leasing commissions. See also "Cash Flow" above.

               (i) "Full Year Revenues" are the Revenues received (or annualized or estimated in certain cases) in respect of a Mortgaged Property for the 12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

               (ii) "Full Year Expenses" are the Expenses incurred (or
          annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

          11. "Fully Amortizing" means fully amortizing Mortgage Loan; except that such Mortgage Loan may have a payment due at its maturity in excess of its scheduled Monthly Payment.

          12. "Hyper Am" means ARD Loan.

          13. "Int Diff (BEY) - B" refers to a method of calculation of a yield maintenance premium. Except as described below with respect to Loan No.
     58583, under this method prepayment premiums are generally equal to an amount equal to the greater of (a) one percent (1%) of the principal amount being prepaid or (b) the product obtained by multiplying (x) the principal amount being prepaid, times (y) the difference obtained by subtracting (I)
     the Yield Rate from (II) the mortgage rate of the related Mortgage Note, times (z) the present value factor calculated using the following formula:

                                   1-(1+r)(-n)
                                   -----------
                                        r

                                       A-2

     where r is equal to the Yield Rate and n is equal to the number of years and any fraction thereof, remaining between the date the prepayment is made and the maturity date of the related Mortgage Note.

     As used in this definition, "Yield Rate" means the yield rate for the specified United States Treasury security, as reported in The Wall Street
Journal on the fifth business day preceding the date the prepayment is required in the related Mortgage Loan documents. Loan Nos. 58545, 58546 and 58583 have been assumed to be included in this category for purposes of Annex A. With respect to Loan No. 58583, the yield maintenance premium will be calculated as described above, but based on an assumption that the loan matures on the optional repayment date for such loan.

          14. "Int Diff (MEY)" refers to a method of calculation of a yield maintenance premium. Under this method, "Yield Maintenance" means a prepayment premium in an amount equal to the greater of (i) one percent
     (1%) of the portion of the Loan being prepaid, and (ii) the present value of a series of payments each equal to the Int Diff Payment Amount over the remaining original term of the related Mortgage Note and on the maturity date of the related Mortgage Loans, discounted at the Reinvestment Yield for the number of months remaining as of the date of such prepayment to each such date that payment is required under the related Mortgage Loan documents and the maturity date of the related Mortgage Loans. "Int Diff
     Payment Amount" means the amount of interest which would be due on the portion of the Mortgage Loan being prepaid, assuming a per annum interest rate equal to the excess (if any) of the Mortgage Rate of the related
     Mortgage Loan over the Reinvestment Yield. "Reinvestment Yield" means the yield rate for the specified United States Treasury security as described in the underlying Note converted to a monthly compounded nominal yield.
     Loan No. 58307 has been assumed to be included in this category for purposes of Annex A.

          15. "Interest Only": means any Mortgage Loan which requires scheduled payments of interest only until the related Maturity Date, or Anticipated
     Repayment Date.

          16. "IO, Balloon": means any Mortgage Loan which requires only scheduled payments of interest for some (but not all) of the term of such
     Mortgage Loan and that has a significant outstanding balance at maturity.

          17. "IO, Hyper Am" means any Mortgage Loan which is both an Interest
     Only Mortgage Loan and a Hyper Am Mortgage Loan.

          18. "Leasable Square Footage" or "Net Rentable Area (SF)" means, in the case of a Mortgaged Property operated as a retail center, office complex or industrial or warehouse facility, the square footage of the net leasable area.

          19. "Maturity" or "Maturity Date" means, with respect to any Mortgage
     Loan, the date specified in the related Mortgage Note as its stated
     maturity date, or with respect to any ARD Loan, its Anticipated Repayment
     Date.

          20. "Maturity Date Balance" means, with respect to any Mortgage Loan, the balance due at maturity, or in the case of ARD Loans, the related
     Anticipated Repayment Date, assuming no prepayments, defaults or extensions.

          21. "Maturity Date Loan-to-Value Ratio" or "Maturity Date LTV" means, with respect to any Mortgage Loan, the Maturity Date Balance, divided by the Appraisal Value of the related Mortgaged Property.

          22. "Most Recent Cash Flow" means, with respect to any Mortgaged
     Property, the Cash Flow derived therefrom that was available for debt service, calculated as Most Recent Revenues less Most Recent Expenses, Most
     Recent capital expenditures and Most Recent tenant improvements and leasing commissions. See also "Cash Flow" above.

               (i) "Most Recent Revenues" are the Revenues received (or
          annualized or estimated in certain cases) in respect of a Mortgaged
          Property for the 12-month period ended on the Most Recent Date, based upon operating statements and other information furnished by the related borrower.

                                       A-3

               (ii) "Most Recent Expenses" are the Expenses incurred (or
          annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended on the Most Recent Date, based upon operating statements and other information furnished by the related borrower.

          23. "Most Recent Financial End Date" means, with respect to any
     Mortgage Loan, the date indicated in Annex A as the "Most Recent End Date"
     with respect to such Mortgage Loan which date is generally the end date with respect to the period covered by the latest available operating statement provided by the related borrower.

          24. "Most Recent Statement Type" means certain financial information with respect to the Mortgaged Properties as set forth in the three categories listed in (i) through (iii) immediately below.

               (i) "Full Year" means certain financial information regarding the
          Mortgaged Properties presented as of the date which is presented in the Most Recent Financial End Date.

               (ii) "Annualized Most Recent" means certain financial information regarding the Mortgaged Properties which has been annualized based upon one month or more of financial data.

               (iii) "Trailing 12 Months" means certain financial information regarding a Mortgaged Properties which is presented for the trailing
          12 months prior to the Most Recent Financial End Date.

          25. "NPV (BEY)" refers to a method of calculation of a yield maintenance premium. Except as described below, under this method prepayment premiums are generally equal to an amount equal to the greater of (a) an amount equal to one percent (1%) of the then outstanding principal balance of the related Mortgage Loan or (b) an amount equal to
     (y) the sum of the present values as of the date of prepayment of the related Mortgage Loan of all unpaid principal and interest payments required under the related Mortgage Note, calculated by discounting such payments from their respective scheduled payment dates back to the date of prepayment of the related Mortgage Loan at a discount rate based on a treasury rate as provided in the underlying note, minus (z) the outstanding principal balance of the loan as of the date of prepayment of the related
     Mortgage Loan. Loan Nos. 58484 and 11393 have been assumed to be included in this category for purposes of Annex A. With respect to Loan No. 58484, the yield maintenance premium will be calculated as described above, but based on an assumption that the loan prepays on the third payment date prior to the maturity date for such loan and using a discount rate equal to
     50 basis points plus the treasury rate provided in the underlying note.
     With respect to Loan No. 11393, the yield maintenance premium will be calculated as described above, except that with respect to any payment of principal made on any of the nine payment dates prior to the open period, a fixed prepayment premium will apply instead equal to 1% of the amount prepaid.

          26. "Occupancy %" or "Occupancy Percent" means the percentage of
     Leasable Square Footage or Total Units/Rooms/Pads, as the case may be, of the Mortgaged Property that was occupied as of a specified date, as specified by the borrower or as derived from the Mortgaged Property's rent rolls, which generally are calculated by physical presence or, alternatively, collected rents as a percentage of potential rental revenues.

          27. "OPEN" means, with respect to any Mortgage Loan that such Mortgage
     Loan may be voluntarily prepaid without a Prepayment Premium.

          28. "Periodic Treasury Yield" means (a) the annual yield to maturity of the actively traded noncallable United States Treasury fixed interest rate security (other than such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to
     (whether before, on or after) the maturity date (or if two or more securities have maturity dates equally close to the maturity date, the average annual yield to maturity of all such securities), as reported in
     The Wall Street Journal or other authoritative publication or news retrieval service on the fifth

                                       A-4

     business day preceding the prepayment date, divided by (b) twelve, if scheduled payment dates are monthly, or four, if scheduled payment dates are quarterly.

          29. "Related Loans" means two or more Mortgage Loans with respect to which the related Mortgaged Properties are either owned by the same entity or owned by two or more entities controlled by the same key principals.

          30. "Units", "Rooms" and "Pads" respectively, mean: (i) in the case of a Mortgaged Property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in such apartment
     (referred to in the schedule as "Units"); (ii) in the case of a Mortgaged
     Property operated as a hotel, the number of rooms (referred to in the schedule as "Rooms"); and (iii) in the case of a Mortgaged Property operated as a Manufactured Housing Community, the number of pads (referred to in the schedule as "Pads").

          31. "UPB" means, with respect to any Mortgage Loan, its unpaid principal balance.

          32. "U/W Cash Flow", "Underwritten Cash Flow" or "Underwriting Cash
     Flow" means, with respect to any Mortgaged Property, the Cash Flow derived therefrom that was available for debt service, calculated as U/W Revenues less U/W Expenses, U/W Reserves and U/W tenant improvements and leasing commissions. See also "Cash Flow" above.

               (i) "U/W Revenues" are the anticipated Revenues in respect of a
          Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or, as in some instances, as have been subsequently updated. U/W Revenues have generally been calculated (a) assuming that the occupancy rate for the Mortgaged
          Property was consistent with the Mortgaged Property's current or historical rate, or the relevant market rate, if such rate was less than the occupancy rate reflected in the most recent rent roll or operating statements, as the case may be, furnished by the related borrower, and (b) in the case of retail, office, industrial and warehouse Mortgaged Properties, assuming a level of reimbursements from tenants consistent with the terms of the related leases or historical trends at the Mortgaged Property, and in certain cases, assuming that a specified percentage of rent will become defaulted or otherwise uncollectible. In addition, in the case of retail, office, industrial and warehouse Mortgaged Properties, upward adjustments may have been made with respect to such revenues to account for all or a portion of the rents provided for under any new leases scheduled to take effect later in the year. Also, in the case of certain Mortgaged
          Properties that are operated as nursing home or hotel properties and are subject to an operating lease with a single operator, U/W Revenues were calculated based on revenues received by the operator rather than rental payments received by the related borrower under the operating lease.

               (ii) "U/W Expenses" are the anticipated Expenses in respect of a
          Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or as in some instances as may be updated. U/W Expenses were generally assumed to be equal to historical annual expenses reflected in the operating statements and other information furnished by the borrower, except that such expenses were generally modified by (a) if there was no management fee or a below market management fee, assuming that a management fee was payable with respect to the Mortgaged Property in an amount approximately equal to a percentage of assumed gross revenues for the year, (b) adjusting certain historical expense items upwards or downwards to amounts that reflect industry norms for the particular type of property and/or taking into consideration material changes in the operating position of the related Mortgaged Property (such as newly signed leases and market data) and (c) adjusting for non-recurring items (such as capital expenditures) and tenant improvement and leasing commissions, if applicable (in the case of certain retail, office, industrial and warehouse Mortgaged Properties, adjustments may have been made to account for tenant improvements and leasing commissions at costs consistent with historical trends or prevailing market conditions and, in other cases, operating expenses did not include such costs).

                                       A-5

     Actual conditions at the Mortgaged Properties will differ, and may differ substantially, from the assumed conditions used in calculating U/W Cash Flow. In particular, the assumptions regarding tenant vacancies, tenant improvements and leasing commissions, future rental rates, future expenses and other conditions if and to the extent used in calculating U/W Cash Flow for a Mortgaged Property, may differ substantially from actual conditions with respect to such Mortgaged
Property. There can be no assurance that the actual costs of reletting and capital improvements will not exceed those estimated or assumed in connection with the origination or purchase of the Mortgage Loans.

     In most cases, U/W Cash Flow describes the cash flow available after deductions for capital expenditures such as tenant improvements, leasing commissions and structural reserves. In those cases where such "reserves" were so included, no cash may have been actually escrowed. No representation is made as to the future net cash flow of the properties, nor is U/W Cash Flow set forth herein intended to represent such future net cash flow.

          33. "U/W DSCR", "Underwritten DSCR", "Underwritten Debt Service
     Coverage Ratio", "Underwriting DSCR" or "Underwriting Debt Service Coverage
     Ratio" means, with respect to any Mortgage Loan (a) the U/W Cash Flow for the related Mortgaged Property divided by (b) the Annual Debt Service for such Mortgage Loan.

          34. "U/W Replacement Reserves" means, with respect to any Mortgaged
     Property, the aggregate amount of on-going reserves (generally for capital improvements and replacements) assumed to be maintained with respect to such Mortgaged Property. In each case, actual reserves, if any, may be less than the amount of U/W Reserves.

          35. "U/W Replacement Reserves Per Unit" means, with respect to any
     Mortgaged Property, (a) the related U/W Reserves, divided by (b) the number of Units, Rooms, Leasable Square Feet or Pads, as applicable.

          36. "YM" means, with respect to any Mortgage Loan, a yield maintenance premium.

          37. For purposes of the calculation of the Net Mortgage Rate in Annex
     A to this prospectus supplement, such values were calculated without regard to the adjustment described in the definition of Net Mortgage Rates in this prospectus supplement under "Description of the Certificates--Pass-Through
     Rates".

          38. Loan number 10416 was originated on August 10, 2004 with an initial principal balance of $3,967,500 and monthly debt service of
     $22,598.50. A $157,500 earnout funding was advanced on October 20, 2004 which increased the principal balance to $3,963,634.00 and the monthly debt service to $23,533.64 (starting with the November 1, 2004 payment date).
     The initial principal balance, interest rate, original term to stated
     maturity or Anticipated Repayment Date, original amortization term, first payment date, monthly debt service and prepayment provisions shown in Annex
     A are subsequent to the earnout advance.

          39. The Mortgage Rate and Net Mortgage Rate for loan number 58544 are subject to change prior to pricing.

                                       A-6

                     PREPAYMENT LOCK-OUT/PREPAYMENT ANALYSIS
                 BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)
                               ALL MORTGAGE LOANS

                           DEC-04    DEC-05    DEC-06    DEC-07    DEC-08    DEC-09    DEC-10    DEC-11
                          -------   -------   -------   -------   -------   -------   -------   -------

Locked Out ............     99.70%    99.70%    98.44%    85.52%    85.37%    82.24%    84.12%    97.28%
Yield
   Maintenance(4) .....      0.30%     0.30%     1.56%    14.48%    14.34%    15.27%    15.88%     1.20%
Penalty 1.0% ..........      0.00%     0.00%     0.00%     0.00%     0.30%     0.00%     0.00%     0.00%
Open ..................      0.00%     0.00%     0.00%     0.00%     0.00%     2.49%     0.00%     1.52%
                          -------   -------   -------   -------   -------   -------   -------   -------
Total .................    100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                          -------   -------   -------   -------   -------   -------   -------   -------
Total Balance as of
   the Cut-off Date
   (in millions) ......   $976.58   $969.64   $961.21   $951.32   $940.26   $758.72   $728.93   $499.57
                          -------   -------   -------   -------   -------   -------   -------   -------
Percent of
   Mortgage Pool
   Balance ............    100.00%    99.29%    98.43%    97.41%    96.28%    77.69%    74.64%    51.15%
                          -------   -------   -------   -------   -------   -------   -------   -------

                           DEC-12    DEC-13    DEC-14    DEC-15    DEC-16    DEC-17    DEC-18
                          -------   -------   -------   -------   -------   -------   -------

Locked Out ............     97.10%    97.10%    58.53%   100.00%   100.00%   100.00%   100.00%
Yield
   Maintenance(4) .....      1.29%     1.29%     0.00%     0.00%     0.00%     0.00%     0.00%
Penalty 1.0% ..........      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Open ..................      1.62%     1.62%    41.47%     0.00%     0.00%     0.00%     0.00%
                          -------   -------   -------   -------   -------   -------   -------
Total .................    100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
                          -------   -------   -------   -------   -------   -------   -------
Total Balance as of
   the Cut-off Date
   (in millions) ......   $459.17   $449.38   $ 40.39   $  1.22   $  0.94   $  0.64   $  0.32
                          -------   -------   -------   -------   -------   -------   -------
Percent of
   Mortgage Pool
   Balance ............     47.02%    46.02%     4.14%     0.13%     0.10%     0.07%     0.03%
                          -------   -------   -------   -------   -------   -------   -------

----------
(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans, if any.

(2)  As of the Cut-off Date.

(3)  Numbers may not total to 100% due to rounding.

(4)  As of the Cut-off Date, four Mortgage Loans, representing 3.8% of the
     Initial Pool Balance are subject to yield maintenance prepayment provisions after the Lock-out Period. The remaining Mortgage Loans, representing 85.9%
     of the Initial Pool Balance are subject to defeasance after an initial restriction period (with the exception of Loan No. 58484 (representing
     10.0% of the initial pool balance) which allows for the related borrower's option of either yield maintenance or defeasance after the Lock-out
     Period). With respect to Loan No. 11393, there is no Lock-out Period, however, there is yield maintenance for the first 47 months after which a fixed prepayment premium of 1% instead of yield maintenance with respect to any prepayment made on any of the nine payment dates prior to the open period (for purposes of this table, such fixed prepayment premium has been treated as yield maintenance).

                                       A-7

                           MORTGAGE POOL PROPERTY TYPE

                                                       % OF       WEIGHTED                     WEIGHTED                    WEIGHTED
                          NUMBER OF     AGGREGATE    INITIAL      AVERAGE        MIN/MAX        AVERAGE        MIN/MAX      AVERAGE
                          MORTGAGED   CUT-OFF DATE     POOL    UNDERWRITTEN   UNDERWRITTEN   CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
     PROPERTY TYPE       PROPERTIES      BALANCE     BALANCE       DSCR           DSCR         LTV RATIO      LTV RATIO      RATE
----------------------   ----------   ------------   -------   ------------   ------------   ------------   ------------   --------

Retail ...............       36       $423,910,455     43.4%       1.40x       1.20x/2.61x       72.0%       34.7%/81.9%    5.363%
   Anchored ..........       24        381,723,331     39.1        1.39x       1.20x/1.98x       72.4%       34.8%/81.9%    5.339%
   Unanchored ........        7         23,773,518      2.4        1.55x       1.21x/2.61x       66.9%       34.7%/79.7%    5.611%
   Shadow Anchored ...        5         18,413,606      1.9        1.43x
Office ...............       16        294,833,333     30.2        1.54x       1.25x/1.67x       70.2%       56.0%/77.6%    5.531%
Multifamily ..........       13        148,730,534     15.2        1.28x       1.21x/1.73x       67.6%       59.9%/80.0%    5.440%
Self Storage .........        8         31,594,284      3.2        1.53x       1.20x/1.63x       77.3%       62.6%/80.0%    4.957%
Manufactured                                                                   1.27x/1.93x       70.4%       51.5%/74.8%    5.492%
   Housing ...........        3         26,068,254      2.7        1.24x
Industrial ...........        2         23,900,916      2.4        1.32x       1.21x/1.42x       74.0%       66.0%/80.0%    5.444%
Hotel ................        3         18,556,924      1.9        1.56x       1.32x/1.32x       73.9%       71.9%/80.0%    5.604%
Land .................        1          8,989,648      0.9        1.35x       1.43x/1.69x       61.3%       54.1%/69.8%    6.116%
                             --       ------------    -----                    1.35x/1.35x       84.8%       84.8%/84.8%    5.235%
Total/Wtd Avg ........       82       $976,584,348    100.0%       1.43x       1.20x/2.61x       71.4%       34.7%/84.8%    5.350%
                             ==       ============    =====

                       MORTGAGE POOL CUT-OFF DATE BALANCES

                                                              % OF      WEIGHTED       WEIGHTED     WEIGHTED
           RANGE OF              NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE     AVERAGE
         CUT-OFF DATE             MORTGAGE   CUT-OFF DATE    POOL     UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
           BALANCES                LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
------------------------------   ---------   ------------   -------   ------------   ------------   --------

$1,802,089 -- $1,999,999 .....        2      $  3,799,955      0.4%       1.47x          71.8%       5.547%
$2,000,000 -- $2,999,999 .....       10        25,471,295      2.6        1.40x          69.6%       5.684%
$3,000,000 -- $3,999,999 .....       10        35,402,080      3.6        1.57x          64.6%       5.492%
$4,000,000 -- $4,999,999 .....        6        28,351,255      2.9        1.49x          68.3%       5.482%
$5,000,000 -- $7,499,999 .....       16        96,639,430      9.9        1.39x          71.9%       5.541%
$7,500,000 -- $9,999,999 .....        4        34,053,743      3.5        1.43x          72.1%       5.586%
$10,000,000 -- $14,999,999 ...       11       135,291,908     13.9        1.32x          75.7%       5.301%
$15,000,000 -- $19,999,999 ...        9       159,771,583     16.4        1.36x          72.2%       5.320%
$20,000,000 -- $29,999,999 ...        7       168,460,321     17.2        1.33x          74.1%       5.388%
$30,000,000 -- $49,999,999 ...        3       123,903,549     12.7        1.40x          74.4%       5.680%
$50,000,000 -- $97,504,000 ...        2       165,439,229     16.9        1.67x          64.1%       4.862%
                                     --      ------------    -----
Total/Wtd Avg ................       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                     ==      ============    =====

                                       A-8

                      MORTGAGE POOL GEOGRAPHIC DISTRIBUTION

                                                            % OF      WEIGHTED       WEIGHTED     WEIGHTED
                               NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
                               MORTGAGED   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
MORTGAGED PROPERTY LOCATION   PROPERTIES      BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ----------   ------------   -------   ------------   ------------   --------

California ................       24       $263,316,042     27.0%       1.38x          72.4%       5.431%
Texas .....................        8        166,518,424     17.1        1.58x          66.7%       5.113%
Virginia ..................        6         87,245,274      8.9        1.52x          65.2%       5.897%
Ohio ......................        4         80,688,679      8.3        1.26x          79.2%       5.515%
New Hampshire .............        2         71,119,038      7.3        1.60x          65.4%       4.736%
Florida ...................        9         52,026,188      5.3        1.53x          66.4%       5.258%
Georgia ...................        3         47,541,676      4.9        1.22x          79.7%       5.236%
Nevada ....................        1         28,300,000      2.9        1.21x          79.7%       4.952%
Illinois ..................        4         27,989,985      2.9        1.27x          73.4%       5.469%
South Carolina ............        2         25,880,938      2.7        1.49x          71.1%       5.582%
Washington ................        3         24,438,662      2.5        1.27x          79.6%       5.600%
North Carolina ............        2         15,434,146      1.6        1.32x          77.0%       6.038%
Minnesota .................        2         14,708,567      1.5        1.23x          79.9%       5.115%
Kentucky ..................        1         13,300,000      1.4        1.27x          79.8%       4.710%
New Jersey ................        1         13,173,063      1.3        1.24x          79.8%       5.500%
Oregon ....................        3         10,875,607      1.1        1.56x          59.1%       5.528%
Rhode Island ..............        1          8,989,648      0.9        1.35x          84.8%       5.235%
Pennsylvania ..............        1          5,789,395      0.6        1.64x          61.9%       6.000%
Tennessee .................        1          5,588,073      0.6        1.48x          74.5%       5.300%
Indiana ...................        1          4,720,000      0.5        1.22x          80.0%       5.521%
Arizona ...................        1          3,000,000      0.3        2.61x          34.7%       5.080%
Michigan ..................        1          2,994,202      0.3        1.42x          66.0%       5.750%
Utah ......................        1          2.946,741      0.3        1.63x          62.6%       5.452%
                                  --       ------------    -----
Total/Wtd Avg .............       82       $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==       ============    =====

----------
o    The Mortgaged Properties are located throughout 23 states.

                                       A-9

             MORTGAGE POOL UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
                              NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
          RANGE OF             MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
    UNDERWRITTEN DSCR(S)        LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

1.20x -- 1.24x ............       21      $247,942,336     25.4%       1.22x          78.8%       5.248%
1.25x -- 1.29x ............       14       177,648,712     18.2        1.26x          77.6%       5.628%
1.30x -- 1.34x ............        9       115,220,003     11.8        1.33x          74.9%       5.736%
1.35x -- 1.39x ............        3        12,698,334      1.3        1.39x          76.7%       5.753%
1.40x -- 1.49x ............        9        69,240,741      7.1        1.45x          67.5%       5.450%
1.50x -- 1.59x ............        9        79,039,140      8.1        1.56x          63.5%       5.419%
1.60x -- 1.69x ............        7       101,590,748     10.4        1.63x          65.1%       4.976%
1.70x -- 1.79x ............        3       142,602,000     14.6        1.72x          63.3%       5.045%
1.80x -- 1.89x ............        2         8,469,607      0.9        1.90x          45.1%       5.064%
1.90x -- 1.99x ............        2        19,132,727      2.0        1.97x          53.2%       5.263%
2.00x -- 2.61x ............        1         3,000,000      0.3        2.61x          34.7%       5.080%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                 MORTGAGE POOL CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
          RANGE OF            NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
        CUT-OFF DATE           MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
        LTV RATIO(S)            LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

34.7% -- 49.9% ............        3      $ 21,475,607      2.2%       1.77x          44.9%       5.278%
50.0% -- 59.9% ............        8        70,044,764      7.2        1.69x          55.8%       5.367%
60.0% -- 64.9% ............        6       216,375,365     22.2        1.68x          64.1%       4.990%
65.0% -- 69.9% ............       15       104,355,965     10.7        1.45x          67.9%       5.857%
70.0% -- 74.9% ............       16       135,528,172     13.9        1.37x          72.9%       5.474%
75.0% -- 79.9% ............       25       325,659,828     33.3        1.24x          79.0%       5.378%
80.0% -- 84.8% ............        7       103,144,648     10.6        1.27x          80.8%       5.340%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                 MORTGAGE POOL MATURITY DATE LOAN-TO-VALUE RATIO

                                                           % OF      WEIGHTED       WEIGHTED      WEIGHTED
          RANGE OF            NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE       AVERAGE
       MATURITY DATE           MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   MATURITY DATE   MORTGAGE
        LTV RATIO(S)            LOANS        BALANCE     BALANCE       DSCR         LTV RATIO       RATE
---------------------------   ---------   ------------   -------   ------------   -------------   --------

Fully Amortizing ..........        1      $  3,475,607      0.4%       1.90x           0.7%        5.609%
34.7% -- 49.9% ............        6        49,946,822      5.1        1.78x          42.6%        5.441%
50.0% -- 59.9% ............       22       250,600,662     25.7        1.56x          57.8%        5.378%
60.0% -- 64.9% ............       20       226,144,393     23.2        1.52x          63.2%        5.281%
65.0% -- 69.9% ............       14       156,456,032     16.0        1.27x          67.1%        5.587%
70.0% -- 74.9% ............       12       220,820,832     22.6        1.25x          72.1%        5.329%
75.0% -- 79.8% ............        5        69,140,000      7.1        1.23x          78.5%        4.924%
                                  --      ------------    -----
Total/Wtd Avg(1) ..........       80      $976,584,348    100.0%       1.43x          64.5%        5.350%
                                  ==      ============    =====

(1)  Excludes the Mortgage Loan that is fully amortizing with respect to calculating the weighted average Maturity Date LTV.

                                      A-10

                          MORTGAGE POOL MORTGAGE RATES

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
          RANGE OF            NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
          MORTGAGE             MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
           RATES                LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

4.682% -- 4.749% ..........        4      $ 93,327,229      9.6%       1.59x          65.2%       4.699%
4.750% -- 4.999% ..........        7       195,392,589     20.0        1.49x          70.8%       4.926%
5.000% -- 5.249% ..........       11       124,749,765     12.8        1.38x          72.0%       5.194%
5.250% -- 5.499% ..........       24       268,698,039     27.5        1.45x          71.0%       5.364%
5.500% -- 5.749% ..........       14        93,573,190      9.6        1.33x          74.8%       5.589%
5.750% -- 5.999% ..........       12       121,811,292     12.5        1.29x          77.5%       5.844%
6.000% -- 6.249% ..........        4        29,498,012      3.0        1.37x          70.2%       6.089%
6.250% -- 6.499% ..........        2        14,645,033      1.5        1.42x          62.0%       6.346%
6.500% -- 6.749% ..........        2        34,889,200      3.6        1.33x          67.2%       6.500%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                     MORTGAGE POOL ORIGINAL TERM TO MATURITY

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
       ORIGINAL TERM          NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
        TO MATURITY            MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
          (MONTHS)              LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

60 -- 83 ..................       14      $199,662,511     20.4%       1.40x          72.8%       4.918%
84 -- 99 ..................        9       229,437,676     23.5        1.55x          68.7%       5.076%
100 -- 120 ................       53       487,978,428     50.0        1.38x          72.5%       5.639%
121 -- 179 ................        3        56,030,126      5.7        1.34x          71.0%       5.472%
180 .......................        1         3,475,607      0.4        1.90x          34.8%       5.609%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                   MORTGAGE POOL ORIGINAL AMORTIZATION TERM(1)

          ORIGINAL                                         % OF      WEIGHTED       WEIGHTED     WEIGHTED
        AMORTIZATION          NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE      AVERAGE
            TERM               MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
          (MONTHS)              LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

Interest Only .............        7      $166,296,000     17.0%       1.58x          67.3%       4.930%
180 -- 299 ................        1         3,475,607      0.4        1.90x          34.8%       5.609%
300 -- 359 ................        8        70,751,602      7.2        1.38x          72.1%       5.852%
360 .......................       64       736,061,139     75.4        1.39x          72.5%       5.395%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

----------
(1)  For Mortgage Loans that accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the loan would amortize if interest is paid on the basis of a
     30-day month and a 360-day year. The actual amortization term would be longer.

                                      A-11

                    MORTGAGE POOL REMAINING TERM TO MATURITY

         RANGE OF
        REMAINING                                          % OF      WEIGHTED       WEIGHTED     WEIGHTED
         TERMS TO             NUMBER OF    AGGREGATE     INITIAL      AVERAGE        AVERAGE     AVERAGE
         MATURITY              MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
         (MONTHS)               LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

55 -- 59 ..................        9      $129,462,511     13.3%       1.47x          69.8%       4.907%
60 -- 79 ..................        5        70,200,000      7.2        1.27x          78.3%       4.939%
80 -- 109 .................       11       264,326,876     27.1        1.52x          68.5%       5.264%
110 -- 119 ................       41       350,864,228     35.9        1.38x          73.8%       5.657%
120 -- 159 ................       13       158,255,126     16.2        1.38x          70.3%       5.349%
160 -- 178 ................        1         3,475,607      0.4        1.90x          34.8%       5.609%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                MORTGAGE POOL REMAINING STATED AMORTIZATION TERMS

         REMAINING                                         % OF      WEIGHTED       WEIGHTED     WEIGHTED
           STATED             NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE     AVERAGE
        AMORTIZATION           MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
       TERMS (MONTHS)           LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

Interest Only .............        7      $166,296,000     17.0%       1.58x          67.3%       4.930%
178 -- 274 ................        1         3,475,607      0.4        1.90x          34.8%       5.609%
275 -- 299 ................        5        24,295,919      2.5        1.50x          64.2%       5.936%
300 -- 324 ................        1         4,500,000      0.5        1.69x          66.2%       5.730%
325 -- 349 ................        3        72,889,200      7.5        1.29x          72.6%       6.139%
350 -- 360 ................       63       705,127,622     72.2        1.40x          72.7%       5.343%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                             MORTGAGE POOL SEASONING

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
                              NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE     AVERAGE
         SEASONING             MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
          (MONTHS)              LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

0 -- 4 ....................       73      $829,533,739     84.9%       1.45x          70.7%       5.247%
5 -- 8 ....................        5       112,161,409     11.5        1.24x          78.1%       5.751%
9 -- 28 ...................        2        34,889,200      3.6        1.33x          67.2%       6.500%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                   MORTGAGE POOL YEAR OF MORTGAGE ORIGINATION

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
                              NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE     AVERAGE
          YEAR OF              MORTGAGE   CUT-OFF-DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
        ORIGINATION             LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

2002 ......................        2      $ 34,889,200      3.6%       1.33x          67.2%       6.500%
2004 ......................       78       941,695,148     96.4        1.43x          71.6%       5.307%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                                      A-12

                     MORTGAGE POOL YEAR OF MORTGAGE MATURITY

                                                           % OF      WEIGHTED       WEIGHTED     WEIGHTED
                              NUMBER OF     AGGREGATE    INITIAL      AVERAGE        AVERAGE     AVERAGE
          YEAR OF              MORTGAGE   CUT-OFF DATE     POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
          MATURITY              LOANS        BALANCE     BALANCE       DSCR         LTV RATIO      RATE
---------------------------   ---------   ------------   -------   ------------   ------------   --------

2009 ......................       13      $180,762,511     18.5%       1.42x          72.0%       4.904%
2010 ......................        1        18,900,000      1.9        1.20x          79.8%       5.050%
2011 ......................        9       229,437,676     23.5        1.55x          68.7%       5.076%
2012 ......................        2        34,889,200      3.6        1.33x          67.2%       6.500%
2014 ......................       52       465,214,354     47.6        1.39x          73.0%       5.570%
2015 ......................        2        43,905,000      4.5        1.36x          70.0%       5.468%
2019 ......................        1         3,475,607      0.4        1.90x          34.8%       5.609%
                                  --      ------------    -----
Total/Wtd Avg .............       80      $976,584,348    100.0%       1.43x          71.4%       5.350%
                                  ==      ============    =====

                                      A-13

                      (This Page Intentionally Left Blank)

                                                               ANNEX A
                                            CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

            Loan    Loan
Sequence   Number  Seller Property Name                                   Property Address
------------------------------------------------------------------------------------------------------------------------------------

   1        58563   BOFA  King's Crossing                                 2150 North Tenaya Way
   2        58587   BOFA  Barrington at Park Place                        3220 Duval Road
   3        58583   BOFA  Legacy at  Museum Park                          465 West San Carlos Street
   4        58529   BOFA  Stonebridge Apartments                          4481 Stonecastle Drive
   5        58564   BOFA  Park Laureate Apartments                        2050 Stony Brook Drive
   6        58562   BOFA  Wildwood Apartments                             5877 Ross Road
   7        58530   BOFA  Colonial Pointe Apartments                      2300 Econ Circle
   8        58353   BOFA  Lexington Hills Apartments                      4116 Lexington Avenue South
   9        10798   BOFA  Belmont Park Apartments                         4300 18th Street West
   10       9106    BOFA  Parkland Apartments                             3202 Southeast 92nd Avenue
   11       11693   BOFA  Gateway Apartments                              9910 Northeast Glisan Street
   12       11393   BOFA  Elk Meadows Apartments                          2627 West Kilby Road
   13       10441   BOFA  Main Street Apartments                          1209-1211 East Main Street
   14       58318   BOFA  Steeplegate Mall                                270 Loudon Road
   15       58294   BOFA  Simon - Upper Valley Mall                       1475 Upper Valley Pike

  16.1      58112   BOFA  Cupertino Village I                             10821-10989 North Wolfe Road
  16.2      58112   BOFA  Cupertino Village II                            10765-10801 North Wolfe Road
  16.3      58112   BOFA  Cupertino Village III                           11111 North Wolfe Road
   16       58112   BOFA  CUPERTINO VILLAGE I, II & III (ROLL UP)         Various

   17       58586   BOFA  Howe 'Bout Arden                                2100 Arden Way
   18       58544   BOFA  23rd & Madison                                  2211 East Madison Avenue
   19       58414   BOFA  Wal-Mart Supercenter - Douglasville             7001 Concourse Parkway
   20       9278    BOFA  Gateway Shopping Center                         4201-4251 Oceanside Boulevard
   21       58415   BOFA  Wal-Mart Supercenter - Austell                  1133 East-West Connector
   22       58466   BOFA  Northridge Shopping Center                      10141-10235 Reseda Boulevard
   23       58528   BOFA  Gordon Square                                   5245-5327 Beach Boulevard
   24       58477   BOFA  Keyport Plaza                                   107 State Route 35
   25       58160   BOFA  Pacific Center-Gardena                          1600 West Redondo Beach Boulevard
   26       58273   BOFA  North Summit Square                             200 Summit Square Boulevard
   27       58413   BOFA  Sam's Club - Douglasville                       6995 Concourse Parkway
   28       58543   BOFA  Cypress Lake Shopping Center                    7191 Cypress Lake Drive
   29       58545   BOFA  The Shoppes at Golden Acres                     9844 Little Road
   30       58307   BOFA  Rufe Snow Village Shopping Center               6238-6248 Rufe Snow Drive
   31       58524   BOFA  Dana Plaza Shopping Center                      4101-4115 Concord Boulevard
   32       58488   BOFA  Sav-on Pasadena                                 727 South Arroyo Parkway
   33       58390   BOFA  Park Center Shopping                            1011 Commerce Boulevard
   34       58088   BOFA  Brainerd Market Center                          440 Greenway View Drive
   35       58382   BOFA  Rolling Meadows Retail                          1401 West Algonquin Road
   36       58487   BOFA  Sav-on Santa Fe Springs                         11426  Washington Boulevard
   37       58546   BOFA  Southwood Village Shopping Center               3551 Blair Stone Road
   38       58489   BOFA  Sav-on Riverside                                491 Alessandro Boulevard
   39       9785    BOFA  Walgreens - Brooklyn Park                       2024 85th Avenue North
   40       58527   BOFA  McComber Center                                 5402-5458 Beach Boulevard
   41       58490   BOFA  Santa Fe Springs Shopping Center                11400-11424 Washington Boulevard
   42       58323   BOFA  Springbrook Plaza                               1012 North Springbrook Road
   43       58499   BOFA  Hillside Sedona                                 671 Highway 179
   44       10830   BOFA  Lincoln Park Retail Center                      2603-2611 North Halsted Street
   45       10093   BOFA  Fidalgo Square                                  1702-1720 Commercial Avenue
   46       10164   BOFA  Shops at Prairie Crossing                       544 - 552 Randall Road
   47       9822    BOFA  Sharpstown Plaza                                7115-7149 Southwest Freeway
   48       58484   BOFA  Post Oak Central                                1980, 1990 and 2000 Post Oak Boulevard
   49       58440   BOFA  Monument IV at Worldgate                        12900 Worldgate Drive
   50       58427   BOFA  Sepulveda Center                                3415 South Sepulveda Boulevard
   51       58503   BOFA  Veritas DGC Headquarters                        10300 Town Park Drive

   52       53054   BOFA  Trinity Centre I                                5870 Trinity Parkway
   53       53224   BOFA  Trinity Centre III                              5885 Trinity Parkway
                          SUB-TOTAL CROSSED LOANS

   54       58452   BOFA  Wells Fargo Home Mortgage Office Building       3480 Stateview Boulevard
   55       58465   BOFA  Calabasas Corporate Center                      5230 Las Virgenes Road
   56       8932    BOFA  West County Professional Building               14120-14180 Beach Boulevard
   57       58420   BOFA  Medical Mutual of Ohio - Beachwood              23700 Commerce Park Road
   58       58398   BOFA  The Awalt Building                              208 North Market Street
   59       58480   BOFA  Baylor Medical Plaza                            6435 South FM 549
   60       58145   BOFA  Atrium Northwood Office Complex                 7301 Rivers Avenue
   61       10371   BOFA  Bailey Plaza                                    200 Bailey Avenue
   62       58147   BOFA  One Wall Street                                 1100 Elm Street
   63       10069   BOFA  Bank of America Building- Lynnwood              3220 188th Street Southwest
   64       58437   BOFA  Tustin Business Park and Self-Lock Mini Storage 1542-1652 Edinger Avenue, 15012-15102 Red Hill
                                                                          Avenue, 1541-15042 Park Way Loop, and 1702 Moulton Parkway
   65       58502   BOFA  Georgia Pacific                                 13217 South Figueroa Street
   66       58523   BOFA  West Oak Self Storage                           2505 Townsgate Road
   67       58467   BOFA  Coldwater Self Storage                          7215 Coldwater Canyon Avenue
   68       10416   BOFA  Martin Self Storage - Market Street             5811 Market Street
   69       58431   BOFA  Shurgard -  West Covina                         2710 East Garvey Avenue South
   70       58483   BOFA  Glen Allen/ Montpelier Self Storage             13104 Mountain Road and 15066 Bethany Church Road
   71       58451   BOFA  Guardian Self Storage                           2845 West King Street
   72       11273   BOFA  Stoway Mini Storage                             2172 Wyandotte Street
   73       58450   BOFA  Rockledge Self Storage                          1759 Huntington Lane and 434-446 Richard Road
   74       58316   BOFA  Zeman Portfolio - Forest Hills Village          5041 Boulder Avenue
   75       58265   BOFA  Zeman Portfolio - Hollywood Estates             144 Hollywood Boulevard
   76       10437   BOFA  Warren Dunes MHC                                11159 Red Arrow Highway
   77       10432   BOFA  Hampton Inn - Alexandria                        4800 Leesburg Pike
   78       58500   BOFA  Hampton Inn - Tallahassee                       2979 Apalachee Parkway
   79       9935    BOFA  Fairfield Suites Jupiter                        6748 West Indiantown Road
   80       57800   BOFA  Jefferson at Providence Place Ground Lease      1000 Providence Place
                          ----------------------------------------------  ----------------------------------------------------------
                          TOTALS/WEIGHTED AVERAGE                         80 LOANS

                                                                                 Zip                         Property
Sequence     County                City                         State           Code                           Type
------------------------------------------------------------------------------------------------------------------------------------

   1         Clark                 Las Vegas                      NV            89128                      Multifamily
   2         Travis                Austin                         TX            78759                      Multifamily
   3         Santa Clara           San Jose                       CA            95110                      Multifamily
   4         Greene                Dayton                         OH            45440                      Multifamily
   5         Jefferson             Louisville                     KY            40220                      Multifamily
   6         Butler                Fairfield                      OH            45014                      Multifamily
   7         Orange                Orlando                        FL            32817                      Multifamily
   8         Dakota                Eagan                          MN            55123                      Multifamily
   9         Manatee               Bradenton                      FL            34205                      Multifamily
   10        Multnomah             Portland                       OR            97266                      Multifamily
   11        Multnomah             Portland                       OR            97220                      Multifamily
   12        Summit                Park City                      UT            84098                      Multifamily
   13        Richmond City         Richmond                       VA            23219                      Multifamily
   14        Merrimack             Concord                        NH            03301                         Retail
   15        Clark                 Springfield                    OH            45504                         Retail

  16.1       Santa Clara           Cupertino                      CA            95014                         Retail
  16.2       Santa Clara           Cupertino                      CA            95014                         Retail
  16.3       Santa Clara           Cupertino                      CA            95014                         Retail
   16        Santa Clara           Cupertino                      CA            95014                         Retail

   17        Sacramento            Sacramento                     CA            95825                         Retail
   18        King                  Seattle                        WA            98112                         Retail
   19        Douglas               Douglasville                   GA            30134                         Retail
   20        San Diego             Oceanside                      CA            92056                         Retail
   21        Cobb                  Austell                        GA            30106                         Retail
   22        Los Angeles           Los Angeles                    CA            91324                         Retail
   23        Orange                Buena Park                     CA            90621                         Retail
   24        Monmouth              Keyport                        NJ            07735                         Retail
   25        Los Angeles           Gardena                        CA            90247                         Retail
   26        Forsyth               Winston Salem                  NC            27105                         Retail
   27        Douglas               Douglasville                   GA            30134                         Retail
   28        Lee                   Fort Myers                     FL            33907                         Retail
   29        Pasco                 New Port Richey                FL            34654                         Retail
   30        Tarrant               North Richland Hills           TX            76148                         Retail
   31        Contra Costa          Concord                        CA            94519                         Retail
   32        Los Angeles           Pasadena                       CA            91105                         Retail
   33        Lackawanna            Dickson City                   PA            18519                         Retail
   34        Hamilton              Chattanooga                    TN            37411                         Retail
   35        Cook                  Rolling Meadows                IL            60008                         Retail
   36        Los Angeles           Santa Fe Springs               CA            90606                         Retail
   37        Leon                  Tallahassee                    FL            32301                         Retail
   38        Riverside             Riverside                      CA            92508                         Retail
   39        Hennepin              Brooklyn Park                  MN            55444                         Retail
   40        Orange                Buena Park                     CA            90621                         Retail
   41        Los Angeles           Santa Fe Springs               CA            90606                         Retail
   42        Yamhill               Newberg                        OR            97132                         Retail
   43        Coconino              Sedona                         AZ            86336                         Retail
   44        Cook                  Chicago                        IL            60614                         Retail
   45        Skagit                Anacortes                      WA            98221                         Retail
   46        Kane                  South Elgin                    IL            60177                         Retail
   47        Harris                Houston                        TX            77074                         Retail
   48        Harris                Houston                        TX            77056                         Office
   49        Fairfax               Herndon                        VA            20170                         Office
   50        Los Angeles           Los Angeles                    CA            90034                         Office
   51        Harris                Houston                        TX            77072                         Office

   52        Fairfax               Centreville                    VA            20120                         Office
   53        Fairfax               Centreville                    VA            20120                         Office

   54        York                  Fort Mill                      SC            29715                         Office
   55        Los Angeles           Calabasas                      CA            91302                         Office
   56        Orange                Westminster                    CA            92683                         Office
   57        Cuyahoga              Beachwood                      OH            44122                         Office
   58        Dallas                Dallas                         TX            75202                         Office
   59        Rockwall              Heath                          TX            75032                         Office
   60        Charleston            North Charleston               SC            29406                         Office
   61        Tarrant               Fort Worth                     TX            76107                         Office
   62        Hillsborough          Manchester                     NH            03101                         Office
   63        Snohomish             Lynnwood                       WA            98037                         Office
   64        Orange                Tustin                         CA            92780                       Industrial

   65        Los Angeles           Los Angeles                    CA            90061                       Industrial
   66        Ventura               Thousand Oaks                  CA            91361                      Self Storage
   67        Los Angeles           North Hollywood                CA            91605                      Self Storage
   68        New Hanover           Wilmington                     NC            28405                      Self Storage
   69        Los Angeles           West Covina                    CA            91791                      Self Storage
   70        Henrico/Hanover       Glen Allen and Montpelier      VA         23059/23192                   Self Storage
   71        Brevard               Cocoa                          FL            32926                      Self Storage
   72        Santa Clara           Mountain View                  CA            94043                      Self Storage
   73        Brevard               Rockledge                      FL            32955                      Self Storage
   74        Winnebago             Loves Park                     IL            61111            Manufactured Housing Communities
   75        Madison               Anderson                       IN            46016            Manufactured Housing Communities
   76        Berrien               Bridgman                       MI            49106            Manufactured Housing Communities
   77        Fairfax               Alexandria                     VA            22302                         Hotel
   78        Leon                  Tallahassee                    FL            32301                         Hotel
   79        Palm Beach            Jupiter                        FL            33458                         Hotel
   80        Providence            Providence                     RI            02903                          Land

                                                             Cut-off        Maturity
                                               Original        Date          Date            Loan         Mortgage    Administrative
Sequence         Property Subtype              Balance       Balance        Balance          Type           Rate       Fee Rate (i)
------------------------------------------------------------------------------------------------------------------------------------

   1               Garden Style              $28,300,000   $28,300,000    $25,610,006     IO, Balloon      4.952%          0.122%
   2               Garden Style               21,500,000    21,500,000     21,500,000    Interest Only     4.875%          0.122%
   3                 Apartment                18,900,000    18,900,000     18,900,000    IO, Hyper Am      5.050%          0.122%
   4               Garden Style               14,200,000    14,182,151     13,066,701       Balloon        4.755%          0.122%
   5               Garden Style               13,300,000    13,300,000     13,300,000    IO, Hyper Am      4.710%          0.122%
   6               Garden Style               12,000,000    12,000,000     11,057,442       Balloon        4.835%          0.122%
   7               Garden Style               11,200,000    11,186,438      9,214,238       Balloon        4.958%          0.122%
   8               Garden Style               10,720,000    10,720,000     10,242,929     IO, Balloon      4.800%          0.122%
   9               Garden Style                6,000,000     6,000,000      5,470,655     IO, Balloon      5.471%          0.082%
   10              Garden Style                4,200,000     4,200,000      3,688,943     IO, Balloon      5.613%          0.072%
   11              Garden Style                3,200,000     3,200,000      2,664,301       Balloon        5.327%          0.072%
   12           Low Income Housing             2,950,000     2,946,741      2,742,389       Balloon        5.452%          0.102%
   13           Multifamily/Retail             2,300,000     2,295,205      1,919,366       Balloon        5.400%          0.102%
   14                Anchored                 68,250,000    67,935,229     62,982,467       Balloon        4.700%          0.042%
   15                Anchored                 47,903,549    47,903,549     44,810,734     IO, Balloon      5.890%          0.042%

  16.1               Anchored                 31,020,408    31,020,408     26,505,936
  16.2            Shadow Anchored              4,071,429     4,071,429      3,478,904
  16.3            Shadow Anchored              2,908,163     2,908,163      2,484,931
   16                 Various                 38,000,000    38,000,000     32,469,771     IO, Balloon      5.807%          0.122%

   17                Anchored                 24,800,000    24,800,000     22,116,297     IO, Balloon      5.255%          0.122%
   18                Anchored                 19,995,000    19,995,000     16,752,005       Balloon        5.537%          0.122%
   19                Anchored                 18,580,000    18,518,315     16,555,992      Hyper Am        5.235%          0.122%
   20                Anchored                 18,000,000    18,000,000     16,678,267     IO, Balloon      5.208%          0.082%
   21                Anchored                 17,900,000    17,840,573     15,950,068      Hyper Am        5.235%          0.122%
   22                Anchored                 15,200,000    15,182,727     12,642,041       Balloon        5.300%          0.122%
   23                Anchored                 15,000,000    15,000,000     12,455,232       Balloon        5.241%          0.122%
   24                Anchored                 13,200,000    13,173,063     11,049,549       Balloon        5.500%          0.122%
   25                Anchored                 12,705,000    12,705,000     10,602,838       Balloon        5.402%          0.122%
   26                Anchored                 11,520,000    11,478,463      9,811,630       Balloon        6.086%          0.122%
   27                Anchored                 11,220,000    11,182,788      9,998,797      Hyper Am        5.240%          0.122%
   28                Anchored                  8,500,000     8,500,000      7,093,815       Balloon        5.403%          0.122%
   29                Anchored                  7,098,000     7,098,000      7,098,000    Interest Only     4.682%          0.122%
   30                Anchored                  6,600,000     6,600,000      5,699,288     IO, Balloon      5.751%          0.122%
   31                Anchored                  6,400,000     6,400,000      5,708,864     IO, Balloon      5.267%          0.122%
   32                Anchored                  5,900,000     5,893,357      4,914,621       Balloon        5.349%          0.122%
   33               Unanchored                 5,800,000     5,789,395      4,928,273       Balloon        6.000%          0.122%
   34             Shadow Anchored              5,600,000     5,588,073      4,658,687       Balloon        5.300%          0.122%
   35               Unanchored                 5,300,000     5,294,199      4,435,470       Balloon        5.500%          0.122%
   36                Anchored                  5,100,000     5,094,257      4,248,231       Balloon        5.349%          0.122%
   37                Anchored                  4,994,000     4,994,000      4,994,000    Interest Only     4.685%          0.122%
   38                Anchored                  4,950,000     4,944,426      4,123,282       Balloon        5.349%          0.122%
   39                Anchored                  4,000,000     3,988,567      3,394,005       Balloon        5.960%          0.072%
   40             Shadow Anchored              3,750,000     3,750,000      3,113,808       Balloon        5.241%          0.122%
   41               Unanchored                 3,500,000     3,496,002      2,908,443       Balloon        5.272%          0.122%
   42                Anchored                  3,500,000     3,475,607         71,243      Fully Am        5.609%          0.122%
   43               Unanchored                 3,000,000     3,000,000      3,000,000    Interest Only     5.080%          0.122%
   44               Unanchored                 2,250,000     2,245,793      1,906,239       Balloon        5.900%          0.072%
   45               Unanchored                 2,150,000     2,146,041      1,825,154       Balloon        5.968%          0.072%
   46             Shadow Anchored              2,100,000     2,095,941      1,771,253       Balloon        5.750%          0.072%
   47               Unanchored                 1,807,500     1,802,089      1,623,783       Balloon        5.450%          0.072%
   48                Suburban                 97,504,000    97,504,000     97,504,000    Interest Only     4.976%          0.042%
   49                Suburban                 38,000,000    38,000,000     35,245,439     IO, Balloon      5.289%          0.122%
   50                Suburban                 28,000,000    28,000,000     24,557,067     IO, Balloon      5.470%          0.122%
   51              Single Tenant              23,910,000    23,910,000     21,845,858     IO, Balloon      5.410%          0.122%

   52                Suburban                 22,200,000    21,650,321     19,135,414       Balloon        6.500%          0.122%
   53                Suburban                 13,575,000    13,238,879     11,701,048       Balloon        6.500%          0.122%
                                              ----------    ----------     ----------
                                              35,775,000    34,889,200     30,836,462

   54          Single Tenant Credit           20,300,000    20,300,000     18,299,727     IO, Balloon      5.373%          0.122%
   55                Suburban                 12,150,000    12,125,126     10,122,553       Balloon        5.485%          0.122%
   56                Suburban                  7,250,000     7,237,325      6,195,788       Balloon        6.199%          0.082%
   57                Suburban                  6,616,000     6,602,979      5,566,393       Balloon        5.667%          0.122%
   58                   CBD                    6,200,000     6,181,481      5,228,180       Balloon        5.750%          0.122%
   59                 Medical                  5,625,000     5,618,441      5,207,546       Balloon        5.162%          0.122%
   60                Suburban                  5,600,000     5,580,938      4,804,158       Balloon        6.340%          0.122%
   61                   CBD                    3,412,500     3,402,413      2,881,895       Balloon        5.800%          0.072%
   62                Suburban                  3,200,000     3,183,809      2,977,483       Balloon        5.500%          0.092%
   63          Single Tenant Credit            2,300,000     2,297,621      1,942,328       Balloon        5.800%          0.072%
   64      Warehouse/Office/Self Storage      18,000,000    17,980,916     15,141,401       Balloon        5.669%          0.122%

   65                Warehouse                 5,920,000     5,920,000      5,295,839     IO, Balloon      5.405%          0.122%
   66              Self Storage                7,500,000     7,500,000      6,548,528     IO, Balloon      5.293%          0.122%
   67              Self Storage                5,750,000     5,740,986      4,383,675       Balloon        5.457%          0.122%
   68              Self Storage                3,963,634     3,955,683      3,359,773       Balloon        5.900%          0.102%
   69              Self Storage                3,950,000     3,950,000      3,267,305       Balloon        5.120%          0.122%
   70              Self Storage                3,000,000     2,996,775      2,517,929       Balloon        5.595%          0.122%
   71              Self Storage                2,760,000     2,757,055      2,319,301       Balloon        5.635%          0.122%
   72              Self Storage                2,700,000     2,695,921      2,075,721       Balloon        5.700%          0.072%
   73              Self Storage                2,000,000     1,997,866      1,680,653       Balloon        5.635%          0.122%
   74    Manufactured Housing Communities     18,450,000    18,354,052     17,136,860       Balloon        5.375%          0.122%
   75    Manufactured Housing Communities      4,720,000     4,720,000      4,467,253     IO, Balloon      5.521%          0.122%
   76    Manufactured Housing Communities      3,000,000     2,994,202      2,530,361       Balloon        5.750%          0.092%
   77             Limited Service              9,100,000     9,064,095      7,149,040       Balloon        6.350%          0.072%
   78             Limited Service              5,000,000     4,992,829      3,888,171       Balloon        6.040%          0.122%
   79             Limited Service              4,500,000     4,500,000      4,060,370       Balloon        5.730%          0.072%
   80            Land Development              9,000,000     8,989,648      7,470,155       Balloon        5.235%          0.122%
                                            ------------  ------------   ------------                      -----           -----
                                            $978,499,183  $976,584,348   $878,276,329                      5.350%          0.101%

                                                                                  Original       Original
             Sub-       Net                   First    Interest                   Term to      Amortization     Interest
           Servicing  Mortgage     Note      Payment    Accrual      Monthly      Maturity         Term           Only     Seasoning
Sequence   Fee Rate     Rate       Date       Date      Method       Payment      (months)     (months) (ii)     Period    (months)
------------------------------------------------------------------------------------------------------------------------------------

   1        0.100%     4.830%   11/19/2004  1/1/2005    ACT/360      $151,091        84             360            12
   2        0.100%     4.753%   11/10/2004  1/1/2005    ACT/360                      60                            60
   3        0.100%     4.928%   12/9/2004   1/1/2005    ACT/360                      61                            61
   4        0.100%     4.633%   10/27/2004  12/1/2004   ACT/360       74,117         60             360                        1
   5        0.100%     4.588%   11/1/2004   1/1/2005    ACT/360                      60                            60
   6        0.100%     4.713%   12/1/2004   1/1/2005    ACT/360       63,214         60             360
   7        0.100%     4.836%   10/27/2004  12/1/2004   ACT/360       59,837        120             360                        1
   8        0.100%     4.678%   9/27/2004   11/1/2004   ACT/360       56,244         60             360            24          2
   9        0.060%     5.389%   9/30/2004   11/1/2004   ACT/360       33,958         84             360            11          2
   10       0.050%     5.541%   9/27/2004   11/1/2004   ACT/360       24,146        120             360            23          2
   11       0.050%     5.255%   11/2/2004   1/1/2005    ACT/360       17,823        120             360
   12       0.080%     5.350%   10/14/2004  12/1/2004   ACT/360       16,661         60             360                        1
   13       0.080%     5.298%   9/22/2004   11/1/2004   ACT/360       12,915        120             360                        2
   14       0.020%     4.658%   7/22/2004   9/1/2004    ACT/360      350,095         60             360                        4
   15       0.020%     5.848%   6/30/2004   8/1/2004    ACT/360      283,827        120             360            60          5

  16.1
  16.2
  16.3
   16       0.100%     5.685%    6/7/2004   8/1/2004    ACT/360      226,013        120             348            12          5

   17       0.100%     5.133%   11/18/2004  1/1/2005    ACT/360      137,023        120             360            36
   18       0.100%     5.415%   12/8/2004   1/1/2005    ACT/360      113,994        121             360             1
   19       0.100%     5.113%   8/20/2004   10/1/2004   ACT/360      102,427         84             360                        3
   20       0.060%     5.126%   11/4/2004   1/1/2005    ACT/360       98,929        120             360            60
   21       0.100%     5.113%   8/20/2004   10/1/2004   ACT/360       98,678         84             360                        3
   22       0.100%     5.178%   10/12/2004  12/1/2004   ACT/360       84,406        120             360                        1
   23       0.100%     5.119%   11/9/2004   1/1/2005    ACT/360       82,747        120             360
   24       0.100%     5.378%   9/30/2004   11/1/2004   ACT/360       74,948        120             360                        2
   25       0.100%     5.280%   11/24/2004  1/1/2005    ACT/360       71,358        120             360
   26       0.100%     5.964%   7/21/2004   9/1/2004    ACT/360       69,706        120             360                        4
   27       0.100%     5.118%   8/20/2004   10/1/2004   ACT/360       61,888         84             360                        3
   28       0.100%     5.281%   11/18/2004  1/1/2005    ACT/360       47,746        120             360
   29       0.100%     4.560%   11/23/2004  1/1/2005    30/360                       84                            84
   30       0.100%     5.629%    9/1/2004   10/1/2004   ACT/360       38,520        120             360            12          3
   31       0.100%     5.145%   11/15/2004  1/1/2005    ACT/360       35,408        120             360            36
   32       0.100%     5.227%   10/12/2004  12/1/2004   ACT/360       32,943        120             360                        1
   33       0.100%     5.878%   9/29/2004   11/1/2004   ACT/360       34,774        120             360                        2
   34       0.100%     5.178%   9/22/2004   11/1/2004   ACT/360       31,097        120             360                        2
   35       0.100%     5.378%   10/4/2004   12/1/2004   ACT/360       30,093        120             360                        1
   36       0.100%     5.227%   10/22/2004  12/1/2004   ACT/360       28,476        120             360                        1
   37       0.100%     4.563%   11/23/2004  1/1/2005    30/360                       84                            84
   38       0.100%     5.227%   10/12/2004  12/1/2004   ACT/360       27,638        120             360                        1
   39       0.050%     5.888%   8/18/2004   10/1/2004   ACT/360       23,879        120             360                        3
   40       0.100%     5.119%   11/9/2004   1/1/2005    ACT/360       20,687        120             360
   41       0.100%     5.150%   10/25/2004  12/1/2004   ACT/360       19,375        120             360                        1
   42       0.100%     5.487%   9/27/2004   11/1/2004   ACT/360       28,801        180             180                        2
   43       0.100%     4.958%   9/30/2004   11/1/2004   ACT/360                     120                            120         2
   44       0.050%     5.828%   9/24/2004   11/1/2004   ACT/360       13,346        120             360                        2
   45       0.050%     5.896%   9/29/2004   11/1/2004   ACT/360       12,846        120             360                        2
   46       0.050%     5.678%   9/15/2004   11/1/2004   ACT/360       12,255        120             360                        2
   47       0.050%     5.378%   9/10/2004   11/1/2004   ACT/360       11,046         60             300                        2
   48       0.020%     4.934%   11/10/2004  1/1/2005    ACT/360                      84                            84
   49       0.100%     5.167%   8/27/2004   10/1/2004   ACT/360      210,756         84             360            24          3
   50       0.100%     5.348%   9/13/2004   11/1/2004   ACT/360      158,454        120             360            24          2
   51       0.100%     5.288%   10/8/2004   12/1/2004   ACT/360      134,411        131             360            60          1

   52       0.100%     6.378%   7/11/2002   9/1/2002    ACT/360      140,319        120             360                       28
   53       0.100%     6.378%   7/11/2002   9/1/2002    ACT/360       85,803        120             360                       28

   54       0.100%     5.251%   9/15/2004   11/1/2004   ACT/360      113,649        115             360            36          2
   55       0.100%     5.363%   9/23/2004   11/1/2004   ACT/360       68,872        122             360                        2
   56       0.060%     6.117%    9/3/2004   11/1/2004   ACT/360       44,399        120             360                        2
   57       0.100%     5.545%   9/30/2004   11/1/2004   ACT/360       38,261        120             360                        2
   58       0.100%     5.628%   8/20/2004   10/1/2004   ACT/360       36,182        120             360                        3
   59       0.100%     5.040%   10/22/2004  12/1/2004   ACT/360       30,756         60             360                        1
   60       0.100%     6.218%   7/30/2004   9/1/2004    ACT/360       34,809        120             360                        4
   61       0.050%     5.728%   8/26/2004   10/1/2004   ACT/360       20,023        120             360                        3
   62       0.070%     5.408%   6/29/2004   8/1/2004    ACT/360       18,169         60             360                        5
   63       0.050%     5.728%   10/7/2004   12/1/2004   ACT/360       13,495        120             360                        1
   64       0.100%     5.547%   10/21/2004  12/1/2004   ACT/360      104,119        120             360                        1

   65       0.100%     5.283%   11/1/2004   1/1/2005    ACT/360       33,261        120             360            36
   66       0.100%     5.171%   10/5/2004   12/1/2004   ACT/360       41,615        120             360            24          1
   67       0.100%     5.335%   10/6/2004   12/1/2004   ACT/360       35,163        120             300                        1
   68       0.080%     5.798%   8/10/2004   11/1/2004   ACT/360       23,534        119             359                        2
   69       0.100%     4.998%   11/4/2004   1/1/2005    ACT/360       21,495        120             360
   70       0.100%     5.473%   10/15/2004  12/1/2004   ACT/360       17,213        120             360                        1
   71       0.100%     5.513%   10/13/2004  12/1/2004   ACT/360       15,906        120             360                        1
   72       0.050%     5.628%   10/1/2004   12/1/2004   ACT/360       16,904        120             300                        1
   73       0.100%     5.513%   10/13/2004  12/1/2004   ACT/360       11,526        120             360                        1
   74       0.100%     5.253%   6/30/2004   8/1/2004    ACT/360      103,315         60             360                        5
   75       0.100%     5.398%   6/30/2004   8/1/2004    ACT/360       26,860         60             360            12          5
   76       0.070%     5.658%   9/15/2004   11/1/2004   ACT/360       17,507        120             360                        2
   77       0.050%     6.278%   8/26/2004   10/1/2004   ACT/360       60,594        120             300                        3
   78       0.100%     5.918%   10/6/2004   12/1/2004   ACT/360       32,337        120             300                        1
   79       0.050%     5.658%   11/2/2004   1/1/2005    ACT/360       28,255         60             300
   80       0.100%     5.113%   10/29/2004  12/1/2004   ACT/360       49,615        120             360                        1
            -----      -----                                                        ---             ---                       ---
            0.079%     5.249%                                                       100             296                        3

                REMAINING
            TERM TO MATURITY   MATURITY    CROSS-COLLATERALIZED       RELATED
Sequence        (MONTHS)         DATE              LOANS               LOANS             PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)
------------------------------------------------------------------------------------------------------------------------------------

   1               84          12/1/2011            No                   No                     LO(80)/OPEN(4)/DEFEASANCE
   2               60          12/1/2009            No                   No                     LO(53)/OPEN(7)/DEFEASANCE
   3               61          1/1/2010             No                   No                 LO(25)/GRTR1%PPMTorYM(32)/OPEN(4)
   4               59          11/1/2009            No            Yes(BACM 04-6-G)              LO(57)/OPEN(3)/DEFEASANCE
   5               60          12/1/2009            No                   No                     LO(57)/OPEN(3)/DEFEASANCE
   6               60          12/1/2009            No            Yes(BACM 04-6-G)              LO(57)/OPEN(3)/DEFEASANCE
   7               119         11/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   8               58          10/1/2009            No                   No                     LO(56)/OPEN(4)/DEFEASANCE
   9               82          10/1/2011            No                   No                     LO(80)/OPEN(4)/DEFEASANCE
   10              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   11              120         12/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   12              59          11/1/2009            No                   No             LO(0)/GRTR1%PPMTorYM(47)/1%PPMT(9)/OPEN(4)
   13              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   14              56          8/1/2009             No                   No                     LO(54)/OPEN(6)/DEFEASANCE
   15              115         7/1/2014             No                   No                     LO(113)/OPEN(7)/DEFEASANCE

  16.1                                              No                   No
  16.2                                              No                   No
  16.3                                              No                   No
   16              115         7/1/2014             No                   No                     LO(117)/OPEN(3)/DEFEASANCE

   17              120         12/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   18              121         1/1/2015             No                   No                     LO(119)/OPEN(2)/DEFEASANCE
   19              81          9/1/2011             No            Yes(BACM 04-6-A)              LO(81)/OPEN(3)/DEFEASANCE
   20              120         12/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   21              81          9/1/2011             No            Yes(BACM 04-6-A)              LO(81)/OPEN(3)/DEFEASANCE
   22              119         11/1/2014            No            Yes(BACM 04-6-F)              LO(116)/OPEN(4)/DEFEASANCE
   23              120         12/1/2014            No            Yes(BACM 04-6-F)              LO(116)/OPEN(4)/DEFEASANCE
   24              118         10/1/2014            No                   No                     LO(114)/OPEN(6)/DEFEASANCE
   25              120         12/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   26              116         8/1/2014             No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   27              81          9/1/2011             No            Yes(BACM 04-6-A)              LO(81)/OPEN(3)/DEFEASANCE
   28              120         12/1/2014            No                   No                     LO(83)/OPEN(37)/DEFEASANCE
   29              84          12/1/2011            No            Yes(BACM 04-6-H)          LO(23)/GRTR1%PPMTorYM(58)/OPEN(3)
   30              117         9/1/2014             No                   No                 LO(37)/GRTR1%PPMTorYM(80)/OPEN(3)
   31              120         12/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   32              119         11/1/2014            No            Yes(BACM 04-6-B)              LO(116)/OPEN(4)/DEFEASANCE
   33              118         10/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   34              118         10/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   35              119         11/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   36              119         11/1/2014            No            Yes(BACM 04-6-B)              LO(116)/OPEN(4)/DEFEASANCE
   37              84          12/1/2011            No            Yes(BACM 04-6-H)          LO(23)/GRTR1%PPMTorYM(58)/OPEN(3)
   38              119         11/1/2014            No            Yes(BACM 04-6-B)              LO(116)/OPEN(4)/DEFEASANCE
   39              117         9/1/2014             No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   40              120         12/1/2014            No            Yes(BACM 04-6-F)              LO(116)/OPEN(4)/DEFEASANCE
   41              119         11/1/2014            No            Yes(BACM 04-6-B)              LO(116)/OPEN(4)/DEFEASANCE
   42              178         10/1/2019            No                   No                     LO(177)/OPEN(3)/DEFEASANCE
   43              118         10/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   44              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   45              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   46              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   47              58          10/1/2009            No                   No                     LO(56)/OPEN(4)/DEFEASANCE
   48              84          12/1/2011            No                   No            LO(24)/GRTR1%PPMTorYM(56)/OPEN(4)/DEFEASANCE
   49              81          9/1/2011             No                   No                     LO(81)/OPEN(3)/DEFEASANCE
   50              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   51              130         10/1/2015            No                   No                     LO(127)/OPEN(4)/DEFEASANCE

   52              92          8/1/2012      Yes(BACM 04-6-C)     Yes(BACM 04-6-C)              LO(117)/OPEN(3)/DEFEASANCE
   53              92          8/1/2012      Yes(BACM 04-6-C)     Yes(BACM 04-6-C)              LO(117)/OPEN(3)/DEFEASANCE

   54              113         5/1/2014             No                   No                     LO(111)/OPEN(4)/DEFEASANCE
   55              120         12/1/2014            No            Yes(BACM 04-6-B)              LO(118)/OPEN(4)/DEFEASANCE
   56              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   57              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   58              117         9/1/2014             No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   59              59          11/1/2009            No                   No                     LO(56)/OPEN(4)/DEFEASANCE
   60              116         8/1/2014             No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   61              117         9/1/2014             No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   62              55          7/1/2009             No                   No                     LO(58)/OPEN(2)/DEFEASANCE
   63              119         11/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   64              119         11/1/2014            No                   No                     LO(115)/OPEN(5)/DEFEASANCE

   65              120         12/1/2014            No                   No                     LO(115)/OPEN(5)/DEFEASANCE
   66              119         11/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   67              119         11/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   68              117         9/1/2014             No                   No                     LO(115)/OPEN(4)/DEFEASANCE
   69              120         12/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   70              119         11/1/2014            No            Yes(BACM 04-6-D)              LO(117)/OPEN(3)/DEFEASANCE
   71              119         11/1/2014            No            Yes(BACM 04-6-D)              LO(117)/OPEN(3)/DEFEASANCE
   72              119         11/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   73              119         11/1/2014            No            Yes(BACM 04-6-D)              LO(117)/OPEN(3)/DEFEASANCE
   74              55          7/1/2009             No            Yes(BACM 04-6-E)              LO(54)/OPEN(6)/DEFEASANCE
   75              55          7/1/2009             No            Yes(BACM 04-6-E)              LO(54)/OPEN(6)/DEFEASANCE
   76              118         10/1/2014            No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   77              117         9/1/2014             No                   No                     LO(116)/OPEN(4)/DEFEASANCE
   78              119         11/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
   79              60          12/1/2009            No                   No                     LO(56)/OPEN(4)/DEFEASANCE
   80              119         11/1/2014            No                   No                     LO(117)/OPEN(3)/DEFEASANCE
                   ---
                   97

                                                                                                      TOTAL
                                                                                                      UNITS/   UNITS/
                                                                                                       SF/       SF/
                                           APPRAISAL    APPRAISAL   CUT-OFF DATE LTV   YEAR BUILT/    PADS/    PADS/   NET RENTABLE
Sequence     YIELD MAINTENANCE TYPE          VALUE        DATE           RATIO          RENOVATED     ROOMS    ROOMS     AREA (SF)
------------------------------------------------------------------------------------------------------------------------------------

   1                                      $35,500,000   10/6/2004         79.7%            1991        440     Units     424,808
   2                                      27,500,000    9/21/2004         78.2%        1984 / 2000     588     Units     397,968
   3           Int Diff (BEY) - B         23,670,000    8/30/2004         79.8%            2002        117     Units     121,077
   4                                      18,125,000    9/20/2004         78.2%            1974        336     Units     320,022
   5                                      16,675,000   10/13/2004         79.8%            1991        272     Units     258,144
   6                                      15,200,000    9/30/2004         78.9%            1974        205     Units     268,676
   7                                      16,280,000    9/15/2004         68.7%        1989 / 2000     248     Units     231,688
   8                                      13,400,000    6/22/2004         80.0%            1987        168     Units     121,604
   9                                       8,600,000    7/21/2004         69.8%        1971 / 2004     234     Units     185,598
   10                                      6,500,000    6/5/2004          64.6%            2003        103     Units      87,527
   11                                      4,085,000    9/28/2004         78.3%            2004        51      Units      40,616
   12               NPV (BEY)              4,710,000    6/17/2004         62.6%            1991        96      Units      68,218
   13                                      2,900,000    7/27/2004         79.1%        1866 / 2003     18      Units      19,766
   14                                     105,000,000   6/2/2004          64.7%        1990 / 2003   482,097    SF       482,097
   15                                     60,000,000    6/15/2004         79.8%        1971 / 2003   496,895    SF       496,895

  16.1                                    40,000,000    4/16/2004                      1968 / 1999   95,569     SF        95,569
  16.2                                     5,250,000    4/16/2004                      1974 / 1999   13,429     SF        13,429
  16.3                                     3,750,000    4/16/2004                          1999       5,904     SF        5,904
   16                                     49,000,000    4/16/2004         77.6%          Various     114,902    SF       114,902

   17                                     31,000,000    9/30/2004         80.0%        1988 / 1994   164,909    SF       164,909
   18                                     24,400,000   10/15/2004         81.9%            2004      54,027     SF        54,027
   19                                     23,225,000    6/21/2004         79.7%            1999      222,511    SF       222,511
   20                                     25,100,000    5/18/2004         71.7%            1999      99,993     SF        99,993
   21                                     22,375,000    6/21/2004         79.7%            1999      203,750    SF       203,750
   22                                     28,300,000    8/18/2004         53.6%        1961 / 1994   132,800    SF       132,800
   23                                     30,400,000    9/18/2004         49.3%        1968 / 2000   127,578    SF       127,578
   24                                     16,500,000    8/25/2004         79.8%            1998      75,914     SF        75,914
   25                                     18,500,000    5/7/2004          68.7%            1975      107,647    SF       107,647
   26                                     14,750,000    5/16/2004         77.8%        1991 / 2003   226,130    SF       226,130
   27                                     14,025,000    6/21/2004         79.7%            1999      129,562    SF       129,562
   28                                     11,200,000    9/28/2004         75.9%            1987      87,972     SF        87,972
   29          Int Diff (BEY) - B         13,700,000    10/5/2004         51.8%            2002      84,597     SF        84,597
   30            Int Diff (MEY)            8,330,000    5/26/2004         79.2%            1985      99,331     SF        99,331
   31                                      8,640,000    9/23/2004         74.1%        1964 / 2003   40,570     SF        40,570
   32                                      7,970,000    9/2/2004          73.9%            2003      13,285     SF        13,285
   33                                      9,355,000    7/13/2004         61.9%            1999      98,350     SF        98,350
   34                                      7,500,000    5/6/2004          74.5%            2004      44,800     SF        44,800
   35                                      6,640,000    7/6/2004          79.7%            2004       7,900     SF        7,900
   36                                      6,620,000    9/2/2004          77.0%            2003      16,452     SF        16,452
   37          Int Diff (BEY) - B          9,550,000    10/7/2004         52.3%            2003      62,840     SF        62,840
   38                                      6,420,000    9/2/2004          77.0%            2003      14,754     SF        14,754
   39                                      5,000,000    6/24/2004         79.8%            2004      14,560     SF        14,560
   40                                      6,700,000    9/18/2004         56.0%            1977      23,100     SF        23,100
   41                                      4,400,000    9/2/2004          79.5%            2004      13,175     SF        13,175
   42                                     10,000,000    6/17/2004         34.8%        1980 / 2001   124,867    SF       124,867
   43                                      8,650,000    9/2/2004          34.7%            1990      26,316     SF        26,316
   44                                      3,250,000    8/17/2004         69.1%        1910 / 1999    8,328     SF        8,328
   45                                      3,120,000    6/28/2004         68.8%            1999      10,698     SF        10,698
   46                                      3,500,000    7/19/2004         59.9%            2004       9,480     SF        9,480
   47                                      2,600,000    7/1/2004          69.3%            1979      28,428     SF        28,428
   48               NPV (BEY)             153,000,000  10/20/2004         63.7%        1974 / 2001  1,280,248   SF      1,280,248
   49                                     59,100,000    8/13/2004         64.3%            2001      228,425    SF       228,425
   50                                     35,000,000    7/30/2004         80.0%            1982      171,365    SF       171,365
   51                                     39,900,000    9/13/2004         59.9%            2000      218,641    SF       218,641

   52                                     32,000,000   10/27/2004         67.7%            2000      151,929    SF       151,929
   53                                     19,900,000   10/27/2004         66.5%            1999      92,289     SF        92,289
                                          ----------
                                          51,900,000

   54                                     29,000,000    8/19/2004         70.0%            2004      169,218    SF       169,218
   55                                     16,200,000    8/13/2004         74.8%            1996      77,025     SF        77,025
   56                                     11,100,000    4/7/2004          65.2%        1972 / 1999   82,411     SF        82,411
   57                                      8,600,000    8/3/2004          76.8%        1979 / 2002   50,758     SF        50,758
   58                                      7,750,000    7/19/2004         79.8%        1905 / 2000   62,166     SF        62,166
   59                                      8,400,000    8/30/2004         66.9%            2004      35,485     SF        35,485
   60                                      7,450,000    4/13/2004         74.9%            1991      56,859     SF        56,859
   61                                      4,550,000    7/8/2004          74.8%        1985 / 2002   43,730     SF        43,730
   62                                      4,000,000    5/6/2004          79.6%        1972 / 2002   50,844     SF        50,844
   63                                      3,300,000    6/21/2004         69.6%            1980      10,203     SF        10,203
   64                                     25,000,000    8/17/2004         71.9%            1974      359,462    SF       359,462

   65                                      7,400,000    8/30/2004         80.0%        1973 / 1988   125,785    SF       125,785
   66                                     10,100,000    7/27/2004         74.3%            1997        619     Units      60,881
   67                                      8,250,000    9/1/2004          69.6%            1986        863     Units      62,642
   68                                      5,290,000    7/1/2004          74.8%        1986 / 2004     649     Units      89,025
   69                                      7,675,000    8/19/2004         51.5%            2001        591     Units      70,461
   70                                      4,010,000    9/10/2004         74.7%         2001/2002      384     Units      46,013
   71                                      3,800,000    8/26/2004         72.6%            1986        338     Units      72,541
   72                                      3,700,000    8/20/2004         72.9%            1979        367     Units      26,241
   73                                      2,700,000    8/26/2004         74.0%        1985 / 2000     401     Units      56,440
   74                                     24,900,000    6/1/2004          73.7%            1968        598     Pads
   75                                      5,900,000    6/1/2004          80.0%            1970        242     Pads
   76                                      4,540,000    7/26/2004         66.0%        1991 / 1998     188     Pads
   77                                     16,750,000    7/19/2004         54.1%        1987 / 2004     130     Rooms      28,080
   78                                      7,150,000    9/3/2004          69.8%            1999        78      Rooms      39,517
   79                                      6,800,000    8/17/2004         66.2%            2000        110     Rooms      60,000
   80                                     10,600,000    1/1/2004          84.8%                      205,681    SF       205,681
                                                                          ----
                                                                          71.4%

                LOAN                                                                                                        U/W
            BALANCE PER                                                                                                 REPLACEMENT
              UNIT/SF/                 OCCUPANCY                                                            U/W          RESERVES
                PAD/       OCCUPANCY     AS OF          U/W           U/W           U/W         U/W      REPLACEMENT     PER UNIT/
Sequence        ROOM        PERCENT      DATE         REVENUES     EXPENSES      CASH FLOW     DSCR       RESERVES      SF/ PAD/ROOM
------------------------------------------------------------------------------------------------------------------------------------

   1          $64,318        90.5%     11/12/2004    $3,776,629   $1,476,438    $2,185,791     1.21x      $114,400        $260.00
   2           36,565        91.8%     11/4/2004     3,647,044     1,837,598     1,677,146     1.23        132,300        225.00
   3          161,538        96.6%     11/30/2004    2,206,188      715,658      1,469,757     1.20        20,773         177.55
   4           42,209        89.6%     10/1/2004     2,178,495      970,010      1,129,525     1.27        78,960         235.00
   5           48,897        93.8%     10/27/2004    2,070,481      935,949      1,052,932     1.27        81,600         300.00
   6           58,537        82.4%     10/19/2004    1,754,621      705,710       997,661      1.32        51,250         250.00
   7           45,107        96.4%     10/1/2004     2,182,009     1,010,282     1,103,527     1.54        68,200         275.00
   8           63,810        89.9%      8/3/2004     1,404,286      522,397       838,341      1.24        43,548         259.21
   9           25,641        97.4%     9/29/2004     1,313,229      680,332       574,397      1.41        58,500         250.00
   10          40,777        91.3%      9/6/2004      825,413       369,389       435,424      1.50        20,600         200.00
   11          62,745        96.1%     11/2/2004      409,087       124,143       272,193      1.27        12,750         250.00
   12          30,695        84.4%      9/1/2004      752,954       403,690       325,264      1.63        24,000         250.00
   13         127,511        95.0%     9/22/2004      293,818       97,544        188,360      1.22         7,914         439.67
   14           141          93.5%     10/26/2004    10,993,483    3,765,377     6,802,650     1.62        120,524         0.25
   15            96          87.1%     10/7/2004     6,637,894     2,112,670     4,257,847     1.25        124,294         0.25

  16.1                       94.8%     8/20/2004
  16.2                       95.6%     8/20/2004
  16.3                       95.6%     8/20/2004
   16           331          94.9%     8/20/2004     4,385,569      928,332      3,390,994     1.25        13,788          0.12

   17           150          82.9%     7/27/2004     2,980,434      856,553      1,978,134     1.20        33,394          0.20
   18           370         100.0%     12/1/2004     2,294,150      600,828      1,674,857     1.22         5,403          0.10
   19            83         100.0%     8/10/2004     1,533,101      30,662       1,502,439     1.22
   20           180         100.0%     10/1/2004     2,301,260      523,130      1,695,581     1.43        14,999          0.15
   21            88         100.0%     8/10/2004     1,477,188      29,544       1,447,644     1.22
   22           114         100.0%     10/1/2004     2,855,153      725,272      2,009,158     1.98        30,655          0.23
   23           118         100.0%     11/1/2004     2,257,486      622,874      1,553,953     1.56        19,137          0.15
   24           174          97.1%     8/19/2004     1,730,767      586,439      1,111,347     1.24         7,591          0.10
   25           118          90.0%     10/21/2004    2,119,397      632,856      1,389,530     1.62        26,862          0.25
   26            51          96.6%     11/17/2004    1,657,628      472,690      1,062,966     1.27        50,519          0.22
   27            86         100.0%     8/10/2004      925,073       18,501        906,572      1.22
   28            97          91.7%     10/31/2004    1,103,897      320,650       719,606      1.26        22,873          0.26
   29            84         100.0%     11/22/2004    1,183,048      383,165       772,243      1.75         8,460          0.10
   30            66          94.4%     9/30/2004     1,087,617      371,959       646,136      1.40        14,900          0.15
   31           158          95.6%     10/31/2004     767,797       215,508       525,367      1.24         4,868          0.12
   32           444         100.0%      9/1/2004      488,131       12,553        474,183      1.20         1,395          0.11
   33            59          94.0%     10/30/2004    1,007,167      256,287       685,088      1.64        11,166          0.11
   34           125          96.4%     9/10/2004      765,431       180,617       551,226      1.48         7,992          0.18
   35           670         100.0%     11/18/2004     580,966       89,639        482,690      1.34         1,560          0.20
   36           310         100.0%     10/20/2004     421,396        9,405        410,154      1.20         1,837          0.11
   37            79          92.4%     11/22/2004     916,346       311,448       588,002      1.90         7,541          0.12
   38           335         100.0%      9/1/2004      408,660        8,627        398,485      1.20         1,548          0.10
   39           274         100.0%     10/20/2004     348,700         700         346,107      1.21         1,893          0.13
   40           162         100.0%     11/1/2004      656,495       252,745       381,813      1.54         3,465          0.15
   41           265         100.0%     10/20/2004     402,615       107,172       281,247      1.21         1,779          0.14
   42            28          88.5%     11/23/2004    1,072,855      300,433       655,731      1.90        31,217          0.25
   43           114         100.0%     10/1/2004      993,661       445,741       509,475      2.61         3,947          0.15
   44           270         100.0%     9/24/2004      290,865       83,790        199,678      1.25         1,249          0.15
   45           201         100.0%     9/29/2004      284,528       69,064        205,217      1.33         1,605          0.15
   46           221         100.0%     9/16/2004      329,121       67,434        245,958      1.67         1,422          0.15
   47            63         100.0%      7/9/2004      344,381       128,798       192,461      1.45         4,264          0.15
   48            76          91.0%     10/31/2004    24,154,051   11,972,666    10,727,639     1.71        378,668         0.30
   49           166         100.0%     7/22/2004     4,591,965      191,839      4,362,817     1.73        37,309          0.16
   50           163          95.8%     7/30/2004     4,258,616     1,460,739     2,540,347     1.34        34,987          0.20
   51           109         100.0%     10/1/2004     4,517,825     1,907,101     2,377,609     1.47        30,610          0.14

   52           143          89.3%      7/6/2004     3,730,487     1,252,347     2,241,428     1.33        22,761          0.15
   53           143          79.2%     10/31/2004    2,331,267      798,339      1,374,309     1.33        13,843          0.15

   54           120         100.0%     9/14/2004     3,385,443      997,723      2,134,530     1.57        11,845          0.07
   55           157         100.0%     9/23/2004     1,875,239      716,979      1,038,790     1.26        15,533          0.20
   56            88          91.4%     10/19/2004    1,316,651      511,713       687,586      1.29        16,482          0.20
   57           130         100.0%      8/1/2004      647,713       12,954        574,121      1.25         7,614          0.15
   58            99          92.0%      8/1/2004      992,508       351,448       557,736      1.28         4,196          0.07
   59           158          66.6%     11/9/2004      881,030       224,246       612,400      1.66         7,097          0.20
   60            98          92.5%     10/20/2004     928,265       364,041       504,356      1.21        15,218          0.27
   61            78         100.0%     7/23/2004      614,105       219,740       331,908      1.38         7,878          0.18
   62            63          95.5%     8/31/2004      873,668       519,365       275,462      1.26        13,288          0.26
   63           225         100.0%     10/7/2004      279,270        8,878        258,384      1.60         2,041          0.20
   64            50          96.4%     9/29/2004     3,759,440     1,868,483     1,653,801     1.32        45,090          0.13

   65            47         100.0%      9/1/2004      556,305       11,126        527,105      1.32         6,289          0.05
   66          12,116        93.5%     10/4/2004     1,152,702      361,491       782,081      1.57         9,130          14.75
   67          6,652         83.3%     9/27/2004      970,901       299,190       658,751      1.56        12,960          15.02
   68          6,095         86.8%      8/9/2004      589,134       162,893       416,685      1.48         9,556          14.72
   69          6,684         84.1%     10/25/2004     905,811       392,996       497,449      1.93        15,366          26.00
   70          7,804         90.4%      9/1/2004      463,895       197,980       261,314      1.27         4,601          11.98
   71          8,157         95.5%     8/30/2004      521,103       263,541       246,681      1.29        10,881          32.19
   72          7,346         84.2%     7/27/2004      458,137       172,009       280,807      1.38         5,322          14.50
   73          4,982         92.3%     6/28/2004      429,985       216,124       205,395      1.49         8,466          21.11
   74          30,692        90.1%     8/31/2004     2,130,008      601,212      1,499,296     1.21        29,500          49.33
   75          19,504        94.6%     7/31/2004      645,843       243,030       394,827      1.22         7,986          33.00
   76          15,927        78.7%     8/19/2004      513,827       206,145       298,282      1.42         9,400          50.00
   77          69,724        71.2%     6/29/2004     3,811,366     2,678,318     1,133,048     1.56
   78          64,011        78.5%     6/30/2004     1,879,828     1,250,778      553,857      1.43        75,193         964.01
   79          40,909        69.1%     7/31/2004     2,029,910     1,456,082      573,828      1.69
   80            44         100.0%     10/21/2004     876,882       75,012        801,870      1.35
                                                                                               ----
                                                                                               1.43X

                   MOST               MOST       MOST        FULL        FULL
                  RECENT             RECENT     RECENT       YEAR        YEAR
Sequence      STATEMENT TYPE        END DATE      NOI      END DATE      NOI                       LARGEST TENANT
------------------------------------------------------------------------------------------------------------------------------------

   1      Annualized Most Recent   9/30/2004  $2,139,912  12/31/2003  $1,721,390
   2      Annualized Most Recent   9/30/2004   1,930,405  12/31/2003  2,023,646
   3      Annualized Most Recent   10/31/2004  1,307,134  12/31/2003   945,238
   4      Annualized Most Recent   9/30/2004   1,183,316  12/31/2003  1,130,718
   5      Annualized Most Recent   9/30/2004   1,286,832  12/31/2003  1,107,093
   6      Annualized Most Recent   9/30/2004    993,844   12/31/2003   943,273
   7      Annualized Most Recent   6/30/2004   1,379,956  12/31/2003  1,258,127
   8      Annualized Most Recent   6/30/2004    825,230   12/31/2003   866,488
   9      Annualized Most Recent   6/30/2004    738,119   12/31/2003   700,102
   10     Annualized Most Recent   8/31/2004    652,583   12/31/2003   438,365
   11     Annualized Most Recent   9/30/2004    206,448
   12     Annualized Most Recent   8/31/2004    318,921   12/31/2003   313,980
   13     Annualized Most Recent   7/31/2004    167,703
   14     Annualized Most Recent   9/30/2004   6,398,621  12/31/2003  6,452,140  Sears
   15     Annualized Most Recent   6/30/2004   4,337,608  12/31/2003  4,608,623  J.C. Penney

  16.1                                                                           A-10 99 Ranch Market
  16.2                                                                           Bank of the West
  16.3                                                                           Charles Schwab & Co., Inc.
   16     Annualized Most Recent   6/30/2004   3,585,490  12/31/2003  3,271,827

   17     Annualized Most Recent   9/30/2004   2,465,551  12/31/2003  2,358,901  Nordstrom Rack
   18                                                                            Safeway
   19                                                                            Wal-Mart
   20     Annualized Most Recent   9/30/2004   2,127,434  12/30/2003  1,779,290  Ralphs
   21                                                                            Wal-Mart
   22     Annualized Most Recent   8/31/2004   1,324,556  12/31/2002  1,305,250  Galleria Market
   23     Annualized Most Recent   6/30/2004   1,454,995   9/30/2003  1,846,235  Super 1 Hannam
   24     Annualized Most Recent   6/30/2004   1,183,394  12/31/2003  1,197,358  Stop & Shop
   25     Annualized Most Recent   9/30/2004   1,119,513                         Marukai Pacific Market
   26     Annualized Most Recent   9/30/2004   1,097,583  12/31/2003   985,887   Sam's Club
   27                                                                            Sam's Club
   28     Annualized Most Recent   9/30/2004    849,725                          TJ Maxx
   29     Annualized Most Recent   9/30/2004    779,840                          Publix
   30     Annualized Most Recent   9/30/2004    844,183   12/31/2003   729,818   99 Cent Store
   31     Annualized Most Recent   9/30/2004    579,947   12/31/2003   326,976   Diablo Foods
   32     Annualized Most Recent   6/30/2004    472,586   12/31/2003   396,441   Sav-On
   33     Annualized Most Recent   8/31/2004    477,116   12/31/2003   173,975   Frozen Ropes
   34     Annualized Most Recent   8/31/2004    175,760                          China Buffet
   35                                                                            Nextel
   36     Annualized Most Recent   6/30/2004    419,920   12/31/2003   260,520   Sav-On
   37     Annualized Most Recent   9/30/2004    444,833                          Publix
   38     Annualized Most Recent   7/31/2004    350,280                          Sav-On
   39                                                                            Walgreens
   40     Annualized Most Recent   6/30/2004    471,131   12/31/2003   463,053   Caldwell Banker
   41     Annualized Most Recent   7/31/2004    38,242                           Yoshinoya
   42     Annualized Most Recent   9/30/2004    735,519   12/31/2003   771,105   Safeway
   43     Annualized Most Recent   9/30/2004    700,877   12/31/2003   639,223   Shugrues Hillside Grill
   44                                                                            Total Renal Care, Inc./ Childrens Memorial Hospital
   45     Annualized Most Recent   7/29/2004    231,104   12/30/2003   232,188   Blockbuster
   46                                                                            Washington Mutual
   47     Annualized Most Recent   6/30/2004    264,435   12/31/2003   234,053   Affair to Remember
   48     Annualized Most Recent   9/30/2004  11,025,864  12/31/2003  10,397,358 Apache Corp.
   49     Annualized Most Recent   7/31/2004   3,903,379  12/31/2003  3,611,669  Fannie Mae
   50     Annualized Most Recent   7/31/2004   2,680,173                         Freeman, Freeman & Smiley
   51                                                                            Veritas

   52     Annualized Most Recent   6/30/2004   2,836,132  12/31/2003  2,344,379  Parexel
   53     Annualized Most Recent   10/31/2004  2,142,696  12/31/2003  1,947,747  Applied Hydro

   54                                                                            Wells Fargo Home Mortgage
   55     Annualized Most Recent   6/30/2004   1,372,488  12/31/2003  1,251,292  Western General
   56     Annualized Most Recent   7/31/2004    881,628   12/31/2003   864,895   Probation Department
   57     Annualized Most Recent   6/30/2004    700,230   12/31/2003   700,230   Medical Mutual of Ohio
   58     Annualized Most Recent   6/30/2004    692,118   12/31/2003   316,657   Slingshot
   59                                                                            Health Texas Provider
   60     Annualized Most Recent   9/30/2004    536,039   12/31/2003   384,797   Interim Healthcare
   61     Annualized Most Recent   6/30/2004    468,957   12/31/2003   517,815   Dunlap Group Management
   62     Annualized Most Recent   8/31/2004    323,915   12/31/2003   277,453   Sovereign Bank
   63     Annualized Most Recent   7/31/2004    325,671   12/31/2003   315,528   Bank of America
   64     Annualized Most Recent   8/31/2004   1,960,932   6/30/2004  2,011,836  USF Bestway

   65     Annualized Most Recent   8/31/2004    547,962                          GA Pacific/Unisource
   66     Annualized Most Recent   7/31/2004    879,900   12/31/2003   800,428
   67     Annualized Most Recent   7/31/2004    681,905   12/31/2003   681,422
   68     Annualized Most Recent   6/30/2004    356,161   12/31/2003   264,178
   69     Annualized Most Recent   9/30/2004    592,149   12/31/2003   475,839
   70     Annualized Most Recent   8/31/2004    273,797   12/31/2003   140,878
   71     Annualized Most Recent   7/31/2004    273,874   12/31/2003   224,661
   72     Annualized Most Recent   6/30/2004    311,495   12/31/2003   279,786
   73     Annualized Most Recent   7/31/2004    247,363   12/31/2003   414,828
   74     Annualized Most Recent   8/31/2004   1,646,598  12/31/2003  1,172,998
   75     Annualized Most Recent   8/31/2004    409,418   12/31/2003   357,697
   76     Annualized Most Recent   7/30/2004    290,440   12/31/2003   290,185
   77          Trailing 12         6/29/2004   1,490,040  12/30/2003  1,099,837
   78     Annualized Most Recent   9/30/2004    718,280   12/31/2003   559,477
   79          Trailing 12         7/31/2004    771,846   12/31/2003   579,879
   80     Annualized Most Recent   9/30/2004    708,676   12/31/2003   705,812   Jefferson at Providence Place Apartments, L.P.

                                                                                                            SECOND
                           LARGEST                                                              SECOND     LARGEST       SECOND
               LARGEST      TENANT       LARGEST                                               LARGEST      TENANT       LARGEST
               TENANT        % OF        TENANT                                                 TENANT       % OF        TENANT
               LEASED       TOTAL         LEASE                                                 LEASED      TOTAL         LEASE
Sequence         SF           SF       EXPIRATION                SECOND LARGEST TENANT            SF          SF       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

   1
   2
   3
   4
   5
   6
   7
   8
   9
   10
   11
   12
   13
   14          106,731       22%        7/31/2005     Bon Ton                                   87,736       18%       10/31/2009
   15          153,480       31%        9/30/2006     Elder-Beerman                             72,456       15%       10/31/2012

  16.1         29,657        31%        3/25/2007     Joy Luck Place                            8,923         9%        7/14/2008
  16.2          5,564        41%        4/30/2007     Duke of Edinburgh                         3,385        25%       10/31/2013
  16.3          4,246        72%        6/30/2007     Starbuck's Coffee Company                 1,658        28%        8/31/2009
   16

   17          56,065        34%        2/28/2009     Ulta Salon                                11,000        7%        9/30/2012
   18          47,813        88%       10/31/2029     Madison Summit LLC                        2,659         5%       10/31/2009
   19          222,511       100%      10/27/2019
   20          49,926        50%        3/31/2019     Blockbuster Videos, Inc.                  4,807         5%        4/30/2009
   21          203,750       100%      10/26/2019
   22          35,000        26%        3/31/2019     Sav-On Drugs                              24,000       18%        5/10/2013
   23          52,950        42%        4/30/2009     Tutor Time Day Care                       10,750        8%        2/28/2016
   24          54,144        71%        9/30/2018     Dollar World                              5,381         7%       10/31/2008
   25          32,000        30%        6/30/2019     Sea Empress                               9,973         9%       11/30/2014
   26          130,915       58%        1/23/2023     Lowes Foods                               36,862       16%       11/14/2011
   27          129,562       100%      10/27/2019
   28          30,018        34%        8/31/2010     HomeGoods                                 25,034       28%        3/31/2010
   29          44,271        52%       10/31/2022     Amscot Insurance                          5,200         6%        6/30/2014
   30          45,528        46%        2/28/2018     Nude Furniture                            8,900         9%        9/30/2006
   31          15,000        37%        4/30/2009     7-Eleven, Inc.                            2,940         7%        9/30/2016
   32          13,285        100%       7/31/2028
   33          13,800        14%        7/31/2007     Hancock Fabric                            12,900       13%        2/1/2014
   34           6,000        13%        5/31/2009     Cato                                      4,160         9%        1/31/2009
   35           2,400        30%        5/31/2009     Potbellys                                 2,325        29%        5/31/2014
   36          16,452        100%      10/31/2028
   37          44,840        71%        9/30/2023     Itsa Pizza                                2,100         3%       12/31/2008
   38          14,745        100%      11/30/2028
   39          14,560        100%       7/31/2079
   40           2,654        11%        5/31/2005     Dos Amigos Cafe                           2,649        11%        3/31/2006
   41           2,000        15%        5/31/2014     GMS Wireless                              2,000        15%        3/31/2007
   42          38,959        31%        6/1/2022      Payless Drug                              37,682       30%        2/28/2005
   43           3,333        13%       12/31/2005     Sherer Gallery                            2,640        10%        9/30/2005
   44           5,200        62%        3/31/2009     Bank One, National Association            3,128        38%        6/30/2014
   45           4,212        39%        7/31/2009     Taco Bell / KFC                           2,526        24%        4/30/2019
   46           3,320        35%        6/30/2014     Payless ShoeSource                        2,960        31%        5/31/2009
   47           6,510        23%       12/31/2004     Casual Male                               4,000        14%       10/31/2007
   48          297,110       23%       12/31/2013     Stewart Information Services             228,437       18%        9/30/2016
   49          228,425       100%      12/31/2011
   50          28,758        17%       12/31/2011     JAMDAT Mobile                             23,205       14%        1/31/2009
   51          218,641       100%       9/30/2015

   52          51,797        34%        9/30/2007     Universal Systems                         26,301       17%        8/31/2010
   53          20,247        22%        7/31/2011     RDR, Inc.                                 20,212       22%        1/31/2010

   54          169,218       100%       5/31/2014
   55          50,785        66%        8/31/2014     Sunrise Business Resources, Inc.          14,327       19%        7/31/2009
   56          14,893        18%       10/31/2014     HCA/Mental Health - ADAS                  14,578       18%        1/31/2009
   57          50,758        100%       3/31/2020
   58          20,671        33%        8/1/2011      Scott Howell/Wolf                         6,368        10%        12/1/2008
   59          12,614        36%        8/1/2014      Rockwall Health Surgery Ctr.              11,029       31%        8/1/2019
   60           7,312        13%        6/30/2008     George T Sink, Atty                       4,821         8%        1/31/2008
   61          20,146        46%        8/28/2010     C.M. Architecture, P.A.                   11,362       26%        4/30/2006
   62          24,201        48%        6/30/2006     Weston Solutions                          15,900       31%       11/30/2008
   63          10,203        100%       8/16/2014
   64          60,000        17%        1/31/2007     Ronco Plastics, Inc.                      23,700        7%       12/31/2008

   65          125,785       100%       5/30/2018
   66
   67
   68
   69
   70
   71
   72
   73
   74
   75
   76
   77
   78
   79
   80          205,681       100%      12/31/2100

                                                                              THIRD
                                                            THIRD            LARGEST            THIRD
                                                           LARGEST            TENANT           LARGEST
                                                            TENANT             % OF            TENANT
                                                            LEASED            TOTAL             LEASE
Sequence                   THIRD LARGEST TENANT               SF                SF            EXPIRATION
------------------------------------------------------------------------------------------------------------

   1
   2
   3
   4
   5
   6
   7
   8
   9
   10
   11
   12
   13
   14          J.C. Penney                                  61,880            13%             7/31/2010
   15          Old Navy Clothing Co.                        16,500             3%             1/31/2009

  16.1         East West Bank                               3,642              4%             7/29/2007
  16.2         Adecco Employment Services                   2,600             19%            12/31/2006
  16.3
   16

   17          Gordon's Music                               10,245             6%             2/28/2010
   18          Generation Holding Corp                      2,050              4%            10/31/2009
   19
   20          Finals Department Store                      3,800              4%            10/30/2005
   21
   22          Bodies in Motion                             18,755            14%             9/30/2016
   23          Kragen Auto Parts                            6,952              5%            10/31/2008
   24          IHOP                                         4,972              7%             8/31/2028
   25          California National Bank                     4,045              4%             8/31/2014
   26          Aaron's Rents                                8,450              4%             1/31/2010
   27
   28          Staples                                      24,600            28%            12/31/2012
   29          Rent a Center                                4,500              5%             1/31/2008
   30          Bamboo Garden                                8,100              8%             3/31/2006
   31          Dollar House                                 2,580              6%             7/1/2005
   32
   33          Harbor Freight                               12,000            12%            10/31/2007
   34          Liquor Store - AVC/Chaudhari                 3,200              7%             4/30/2009
   35          Starbucks                                    1,700             22%             5/31/2014
   36
   37          Wolfe Tan                                    1,500              2%            12/31/2009
   38
   39
   40          Hang Goo Sushi                               2,100              9%             5/31/2008
   41          Quiznos                                      1,560             12%             4/30/2014
   42          Family Bargain Stores                        10,625             9%             1/31/2008
   43          Azadi Fine Rugs                              2,450              9%             5/31/2009
   44
   45          Starbucks                                    1,320             12%             6/30/2009
   46          Sprintcom, Inc                               2,000             21%             5/31/2009
   47          Life Uniform                                 3,530             12%             4/30/2006
   48          Technip USA Corp.                           108,338             8%             5/31/2007
   49
   50          Dale, Branden & Hinchcliffe                  14,795             9%             6/30/2008
   51

   52          KSI Management                               15,937            10%             3/31/2009
   53          NVR Mortgage                                 8,343              9%             2/28/2007

   54
   55          Sysdome                                      11,913            15%             5/14/2008
   56          HCA/Refuge                                   9,968             12%             6/30/2007
   57
   58          Chipotle                                     3,985              6%             4/1/2012
   59          Alergy Asthma & Immunology                   2,636              7%             10/1/2014
   60          First Command                                3,821              7%             1/31/2009
   61          Royer & Schutts, Inc.                        9,636             22%             1/31/2009
   62          MCI Solutions                                6,615             13%             6/1/2007
   63
   64          Ellsworth Corporation                        11,260             3%             7/31/2006

   65
   66
   67
   68
   69
   70
   71
   72
   73
   74
   75
   76
   77
   78
   79
   80

     (i)  Administrative Fee Rate includes the Sub-Servicing Fee Rate.

     (ii) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr. or a
          365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve 30-day months. The actual amortization would be longer.

                                                               ANNEX B

                                    CAPITAL IMPROVEMENT, REPLACEMENT RESERVE AND ESCROW ACCOUNTS*

                                                                                                         INITIAL DEPOSIT TO CAPITAL
SEQUENCE  LOAN NUMBER  PROPERTY NAME                                             PROPERTY TYPE              IMPROVEMENT RESERVES
------------------------------------------------------------------------------------------------------------------------------------

   1         58563     King's Crossing                                            Multifamily
   2         58587     Barrington at Park Place                                   Multifamily
   3         58583     Legacy at  Museum Park                                     Multifamily
   4         58529     Stonebridge Apartments                                     Multifamily
   5         58564     Park Laureate Apartments                                   Multifamily
   6         58562     Wildwood Apartments                                        Multifamily
   7         58530     Colonial Pointe Apartments                                 Multifamily                     $88,013
   8         58353     Lexington Hills Apartments                                 Multifamily
   9         10798     Belmont Park Apartments                                    Multifamily
   10         9106     Parkland Apartments                                        Multifamily
   11        11693     Gateway Apartments                                         Multifamily
   12        11393     Elk Meadows Apartments                                     Multifamily                      19,625
   13        10441     Main Street Apartments                                     Multifamily
   14        58318     Steeplegate Mall                                             Retail
   15        58294     Simon - Upper Valley Mall                                    Retail
   16        58112     Cupertino Village I, II & III (Roll Up)                      Retail                         16,063
   17        58586     Howe 'Bout Arden                                             Retail                         3,750
   18        58544     23rd & Madison                                               Retail
   19        58414     Wal-Mart Supercenter - Douglasville                          Retail
   20         9278     Gateway Shopping Center                                      Retail
   21        58415     Wal-Mart Supercenter - Austell                               Retail
   22        58466     Northridge Shopping Center                                   Retail
   23        58528     Gordon Square                                                Retail
   24        58477     Keyport Plaza                                                Retail
   25        58160     Pacific Center-Gardena                                       Retail                         8,410
   26        58273     North Summit Square                                          Retail
   27        58413     Sam's Club - Douglasville                                    Retail
   28        58543     Cypress Lake Shopping Center                                 Retail
   29        58545     The Shoppes at Golden Acres                                  Retail
   30        58307     Rufe Snow Village Shopping Center                            Retail
   31        58524     Dana Plaza Shopping Center                                   Retail
   32        58488     Sav-on Pasadena                                              Retail
   33        58390     Park Center Shopping                                         Retail
   34        58088     Brainerd Market Center                                       Retail
   35        58382     Rolling Meadows Retail                                       Retail
   36        58487     Sav-on Santa Fe Springs                                      Retail
   37        58546     Southwood Village Shopping Center                            Retail
   38        58489     Sav-on Riverside                                             Retail
   39         9785     Walgreens - Brooklyn Park                                    Retail
   40        58527     McComber Center                                              Retail
   41        58490     Santa Fe Springs Shopping Center                             Retail
   42        58323     Springbrook Plaza                                            Retail
   43        58499     Hillside Sedona                                              Retail
   44        10830     Lincoln Park Retail Center                                   Retail                         1,250
   45        10093     Fidalgo Square                                               Retail
   46        10164     Shops at Prairie Crossing                                    Retail
   47         9822     Sharpstown Plaza                                             Retail                         76,875
   48        58484     Post Oak Central                                             Office
   49        58440     Monument IV at Worldgate                                     Office
   50        58427     Sepulveda Center                                             Office
   51        58503     Veritas DGC Headquarters                                     Office
   52        53054     Trinity Centre I                                             Office
   53        53224     Trinity Centre III                                           Office
   54        58452     Wells Fargo Home Mortgage Office Building                    Office
   55        58465     Calabasas Corporate Center                                   Office
   56         8932     West County Professional Building                            Office                         4,375
   57        58420     Medical Mutual of Ohio - Beachwood                           Office
   58        58398     The Awalt Building                                           Office
   59        58480     Baylor Medical Plaza                                         Office
   60        58145     Atrium Northwood Office Complex                              Office
   61        10371     Bailey Plaza                                                 Office                         2,375
   62        58147     One Wall Street                                              Office
   63        10069     Bank of America Building- Lynnwood                           Office
   64        58437     Tustin Business Park and Self-Lock Mini Storage            Industrial
   65        58502     Georgia Pacific                                            Industrial
   66        58523     West Oak Self Storage                                     Self Storage                       625
   67        58467     Coldwater Self Storage                                    Self Storage
   68        10416     Martin Self Storage - Market Street                       Self Storage
   69        58431     Shurgard -  West Covina                                   Self Storage
   70        58483     Glen Allen/ Montpelier Self Storage                       Self Storage
   71        58451     Guardian Self Storage                                     Self Storage
   72        11273     Stoway Mini Storage                                       Self Storage
   73        58450     Rockledge Self Storage                                    Self Storage                      5,625
   74        58316     Zeman Portfolio - Forest Hills Village          Manufactured Housing Communities
   75        58265     Zeman Portfolio - Hollywood Estates             Manufactured Housing Communities
   76        10437     Warren Dunes MHC                                Manufactured Housing Communities
   77        10432     Hampton Inn - Alexandria                                      Hotel
   78        58500     Hampton Inn - Tallahassee                                     Hotel
   79         9935     Fairfield Suites Jupiter                                      Hotel
   80        57800     Jefferson at Providence Place Ground Lease                    Land
                                                                                                                  --------
                       TOTALS                                                                                     $226,985

                INITIAL DEPOSIT TO        ANNUAL DEPOSIT TO            TAX AND           INITIAL DEPOSIT TO   ANNUAL DEPOSIT TO
SEQUENCE       REPLACEMENT RESERVES      REPLACEMENT RESERVES     INSURANCE ESCROW          TI/LC ESCROW         TI/LC ESCROW
------------------------------------------------------------------------------------------------------------------------------------

   1                                           $114,400                  Yes
   2                                                                  Tax Only
   3                                            17,550                   Yes
   4                                            70,056                Tax Only
   5                                            81,600                   Yes
   6                                            45,100                Tax Only
   7                                            68,200                   Yes
   8                                            53,004                   Yes
   9                                            70,200                   Yes
   10                                                                    Yes
   11                                           8,925                    Yes
   12                                           24,000                   Yes
   13                                           5,000                    Yes                                        $1,986
   14                                                                    No
   15                                                                    No
   16                                           13,788                   Yes
   17                                           87,396                   Yes                   $98,500             249,996
   18                                                                    No
   19                                                                    No
   20                                                                    Yes
   21                                                                    No
   22                                           19,920                   Yes
   23                                           15,309                   Yes
   24                                           6,680                 Tax Only
   25               $1,001,990                                        Tax Only                 588,353
   26                                           50,519                   Yes                   101,612
   27                                                                    No
   28                                           36,069                   Yes
   29                                                                    No
   30                                           24,833                Tax Only
   31                                           4,868                    Yes                                        34,260
   32                                           1,464                    No
   33                                           38,316                   Yes                                        19,200
   34                                                                 Tax Only
   35                                           1,200                    Yes
   36                                           1,812                    No
   37                                                                    No
   38                                           1,620                    No
   39                                                                    No
   40                                           3,787                    Yes
   41                                           2,372                    Yes                    30,000
   42                                                                    Yes
   43                                                                    No
   44                 11,000                    1,249                    Yes                                        12,000
   45                                           1,605                    Yes                                        11,970
   46                                           1,422                    Yes
   47                                           4,264                    Yes                    22,500              17,950
   48                                                                    No
   49                                                                    No
   50                                           35,987                   Yes                                       144,000
   51                                                                    No
   52                                           9,120                 Tax Only
   53                                           9,240                 Tax Only
   54                                                                    No
   55                                           16,946                   Yes                                        60,000
   56                                           17,326                   Yes                                        63,509
   57                                                                    No
   58                                           6,216                    Yes                                        62,004
   59                                           3,549                    Yes
   60                                           15,218                   Yes                                        40,008
   61                                           7,711                    Yes                                        68,000
   62                                           13,111                   Yes                    40,000              40,008
   63                                           2,041                    No
   64                                           50,710                Tax Only
   65                                                                    No
   66                                           10,585                   Yes
   67                                           12,960                   Yes
   68                                           9,556                    Yes
   69                                                                 Tax Only
   70                                           4,608                    Yes
   71                                           10,884                   Yes
   72                                           7,340                    Yes
   73                                           8,472                    Yes
   74                                           35,400                Tax Only
   75                  8,000                    12,096                Tax Only
   76                                           9,400                    Yes
   77                                                                    Yes
   78                                           12,600                   Yes
   79                                           51,150                   Yes
   80                                                                    No
                    ----------                ----------                                       --------            --------
                    $1,020,990                $1,248,753                                       $880,965            $824,892

          *Certain monthly reserves may be subject to caps.

                                                               ANNEX B

                                                        MULTIFAMILY SCHEDULE

  Sequence     Loan Number    Property Name                     Cut-Off Balance        Utilities Tenant Pays/Payment of Utilities
------------------------------------------------------------------------------------------------------------------------------------

     1            58563       King's Crossing                   $ 28,300,000                   Electric, Gas, Water, Sewer
     2            58587       Barrington at Park Place            21,500,000                     Electric, Water, Sewer
     3            58583       Legacy at  Museum Park              18,900,000                   Electric, Gas, Water, Sewer
     4            58529       Stonebridge Apartments              14,182,151                     Electric, Water, Sewer
     5            58564       Park Laureate Apartments            13,300,000                   Electric, Gas, Water, Sewer
     6            58562       Wildwood Apartments                 12,000,000                   Electric, Gas, Water, Sewer
     7            58530       Colonial Pointe Apartments          11,186,438                          Electric, Gas
     8            58353       Lexington Hills Apartments          10,720,000                   Electric, Gas, Water, Sewer
     9            10798       Belmont Park Apartments              6,000,000                          Electric, Gas
     10           9106        Parkland Apartments                  4,200,000                            Electric
     11           11693       Gateway Apartments                   3,200,000                            Electric
     12           11393       Elk Meadows Apartments               2,946,741                   Electric, Gas, Water, Sewer
     13           10441       Main Street Apartments               2,295,205                         Electric, Water
                                                                ------------
                              TOTAL MULTIFAMILY LOANS           $148,730,534

                    STUDIO             1 BEDROOM            2 BEDROOM            3 BEDROOM            4 BEDROOM
              ------------------------------------------------------------------------------------------------------
                 # of    Avg         # of     Avg         # of     Avg         # of     Avg         # of      Avg
  Sequence      Units    Rent       Units     Rent       Units     Rent       Units     Rent        Units     Rent     Elevators
------------------------------------------------------------------------------------------------------------------------------------

     1                                96      $685        280      $800         64      $950                                No
     2            24     $467        432      545         132      716                                                      No
     3            8     1,591         59     1,471         44     1,807         6      2,191                                No
     4                               126      564         174      638          18      924          18      $1,004         No
     5                               116      631         124      845          32      960                                 No
     6                                52      652         108      890          42     1,100          3      1,399          No
     7                                88      694         160      791                                                      No
     8            7      659         105      712          56      849                                                      No
     9                                96      495         138      554                                                     Yes
     10           2      550          4       639          94      750          3      1,010                                No
     11                               36      675          15      783                                                     Yes
     12                               30      617          48      733          18      906                                 No
     13                               13      978          5      1,334                                                    Yes